                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [ ]
                  Check the appropriate box:


[ ] Preliminary Proxy Statement                    [ ]  Confidential, for Use of
                                                        the Commission Only
                                                        (as permitted by
                                                        Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                             MERRIMAC CASH PORTFOLIO
                     (A SERIES OF MERRIMAC MASTER PORTFOLIO)

     (Name of Registrant as Specified in Its Charter/Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement no.:

(3) Filing Party:


(4) Date Filed: July 29, 2003

                               MERRIMAC CASH FUND
                          (A SERIES OF MERRIMAC FUNDS)

                              200 CLARENDON STREET
                             BOSTON, MASSACHUSETTS
                                     02116
Dear Shareholder:


         The attached Proxy Statement from the Merrimac Funds discusses proposals that are being submitted to shareholders of the Merrimac Cash Fund (the "Fund"). A Shareholder Meeting has been called for September 16, 2003 to consider the proposals. As a shareholder in the Fund, we ask you to review the Proxy Statement and cast your vote on the proposals. The Board of Trustees of Merrimac Funds has recommended that shareholders approve each of the proposals.


         The first proposal affecting the Fund seeks approval of an investment sub-advisory agreement by and among Investors Bank & Trust Company-Advisory Division (the "Adviser"), Lincoln Capital Fixed Income Management Company, LLC and Merrimac Master Portfolio on behalf of its series, the Merrimac Cash Portfolio. The second proposal affecting the Fund seeks approval of a "Manager of Managers" arrangement for the Fund. The proposals are discussed in greater detail in the attached Proxy Statement. We encourage you to review the Proxy Statement and cast your vote at your earliest convenience.

         Your vote is important. You do not need to be physically present at the meeting, but you should complete and sign the enclosed voting instruction/proxy and return it promptly in the enclosed envelope. Every vote counts. We urge you to complete and return your proxy card as soon as possible to avoid adjournment of the Shareholder Meeting.

         We look forward to receiving your votes in favor of the proposal. Thank you for your support.

Sincerely,

Paul J. Jasinski
President
Merrimac Funds

                               MERRIMAC CASH FUND

                        IMPORTANT NEWS FOR SHAREHOLDERS

         While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting the Fund that will be the subject of a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q. WHAT IS HAPPENING?

A. This Proxy Statement is furnished by Merrimac Funds (the "Trust") on behalf of its Merrimac Cash Fund (the "Fund") to the shareholders of the Fund (the "Shareholders") on behalf of the Board of Trustees of the Trust. This Proxy Statement is being provided to you in connection with the Trust and the solicitation of the accompanying proxy, to be voted at a meeting of the Shareholders (the "Meeting") to be held on Tuesday, September 16, 2003 at 10:00 a.m., Eastern Time, at the offices of Investors Bank & Trust Company-Advisory Division, 200 Clarendon Street, Boston, MA. At the Meeting, the Shareholders will be asked to consider and vote upon proposals (1) to adopt an Investment Sub-Adviser Agreement (the "Agreement"), by and among Investors Bank & Trust Company-Advisory Division ("Investors Bank," or the "Adviser"), Lincoln Capital Fixed Income Management Company, LLC (the "Sub-Adviser") and Merrimac Master Portfolio (the "Master Portfolio") on behalf of its series; and (2) to approve the implementation of a "Manager of Managers" arrangement for the Fund. THE BOARD MEMBERS OF THE FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND, THE ADVISER OR THE SUB-ADVISER, OR ANY OF THEIR AFFILIATES, RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.



Q. WHY DID YOU SEND ME THIS BOOKLET?
A. You are receiving these proxy materials--a booklet that includes the Proxy Statement and one or more proxy cards or authorization cards, as applicable--because you have the right to vote on important proposals concerning your investment in the Fund.

Q. WHY AM I BEING ASKED TO VOTE ON THE AGREEMENT?
A. The Investment Company Act of 1940, as amended (the "1940 Act") requires that the Shareholders approve a change in sub-adviser which occurs prior to the adoption of a "Manager of Managers" arrangement.

Q. HOW WILL THE ADOPTION OF THE AGREEMENT AFFECT ME AS A SHAREHOLDER?
A. We do not expect the change in sub-adviser to affect you as a shareholder of the Fund. The Fund and the Fund's investment objectives will not change as a result of the transaction. You will still own the same shares in the same Fund. With the exception of the "Manager-of-Managers" arrangement described below, the Agreement is, except as described herein, substantially similar to the terms of the current Investment Sub-Adviser Agreement for the Fund.

   If the Shareholders do not approve the Agreement, the Board Members of the Fund will take such action as they deem to be in the best interests of the Fund and its shareholders.

Q. WILL THE INVESTMENT SUB-ADVISER FEES INCREASE AS A RESULT OF THE
   TRANSACTION?
A. No, the proposal to approve the new agreement seeks no increase in the investment sub-adviser fees.

Q. WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?
A. As noted above, you are being asked to approve a "Manager-of-Managers" arrangement for the Fund. The Manager-of-Managers arrangement will allow the Fund's Board Members to make changes to sub-adviser agreements without the delays and expenses of calling special shareholder meetings.

Q. HOW DO THE BOARD MEMBERS OF THE FUND RECOMMEND THAT I VOTE?
A. After careful consideration, the Board Members of the Fund, including those who are not affiliated with the Fund, the Adviser, the Sub-Adviser or their affiliates, recommend that you vote FOR the Proposals on the enclosed proxy card.

Q. WILL THE FUND PAY FOR THIS PROXY SOLICITATION?
A. Certain costs associated with the preparation, filing and distribution of the Proxy Statement, the solicitation and the Meeting will be borne by the Fund.

Q. WHOM DO I CALL FOR MORE INFORMATION?
A. Please call Investors Bank, the Fund's information agent, at 1-888-637-7622.

                          NOTICE OF A SPECIAL MEETING
                             OF THE SHAREHOLDERS OF
                               MERRIMAC CASH FUND


      Notice is hereby given that a Special Meeting of the Shareholders (the "Special Meeting") of the Merrimac Cash Fund (the "Fund") will be held on Tuesday, September 16, 2003 at 10:00 a.m., Eastern time, at the offices of Investors Bank & Trust Company-Advisory Division, 200 Clarendon Street, Boston, MA, for the following purposes:


1. For shareholders of the Fund to approve or disapprove a new Investment Sub-Adviser Agreement by and among Investors Bank & Trust Company-Advisory Division ("Investors Bank," or the "Adviser"), Lincoln Capital Fixed Income Management Company, LLC (the "Sub-Adviser") and Merrimac Master Portfolio (the "Master Portfolio") on behalf of its series, Merrimac Cash Portfolio (the "Portfolio");

2. For shareholders of the Fund to approve or disapprove a "Manager-of-Managers" arrangement for the Fund and the Portfolio; and

3. To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

      Please read the enclosed proxy statement carefully for information concerning the proposals to be placed before the Special Meeting.


      Shareholders of record at the close of business on June 30, 2003 are entitled to notice of and to vote at the Special Meeting. You are invited to attend the Special Meeting. If you cannot do so, however, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY, AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Any shareholder attending the Special Meeting may vote in person even though a proxy has already been returned.


                                           By Order of the Board of Trustees of
                                           Merrimac Funds



                                           ------------------------------------
                                           Susan C. Mosher, Secretary

July 31, 2003

                               MERRIMAC CASH FUND

                              200 CLARENDON STREET
                                   BOSTON, MA
                                     02116

                                PROXY STATEMENT

                                 JULY 31, 2003


         This Proxy Statement provides you with information you should review before voting on the matters listed in the Notice of Special Meeting (each a "Proposal") on the previous page for the Merrimac Cash Fund (the "Fund"), a series of Merrimac Funds (the "Trust"). The Board of Trustees of the Trust (the "Board") is soliciting your vote for a Special Meeting of Shareholders of the Fund (the "Meeting") to be held on Tuesday, September 16, 2003 at 10:00 a.m., Eastern Time, at the offices of Investors Bank & Trust Company-Advisory Division, 200 Clarendon Street, Boston, MA, and, if the Meeting is adjourned or postponed, at any adjournment or postponement of that Meeting.


SOLICITATION OF PROXIES

         The Board is soliciting votes from shareholders of the Fund (the "Shareholders"). The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card or authorization card, as applicable, on or about July 31, 2003.


         The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

         Any Shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.

SHAREHOLDER REPORTS
         COPIES OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. THIS PROXY STATEMENT SHOULD BE READ IN CONJUNCTION WITH THE ANNUAL REPORT. YOU CAN OBTAIN A COPY OF THE ANNUAL REPORT, WITHOUT CHARGE, BY CONTACTING THE FUNDS AT 1-888-637-7622. YOU CAN ALSO VIEW THE ANNUAL REPORT FREE ON THE SEC'S INTERNET WEBSITE AT WWW.SEC.GOV. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.

         The following table summarizes the proposals to be voted on at the Meeting and indicates those Shareholders that are being solicited with respect to each proposal.

                                    PROPOSAL

               --------------------------------------------------
               1. TO APPROVE OR DISAPPROVE A NEW INVESTMENT
                  SUB-ADVISER AGREEMENT BY AND AMONG INVESTORS
                  BANK & TRUST COMPANY-ADVISORY DIVISION
                  ("INVESTORS BANK," OR THE "ADVISER"), LINCOLN CAPITAL FIXED INCOME MANAGEMENT COMPANY, LLC ("LINCOLN CAPITAL" OR THE "SUB-ADVISER") AND MERRIMAC MASTER PORTFOLIO (THE "MASTER PORTFOLIO"), ON BEHALF OF ITS SERIES, MERRIMAC CASH PORTFOLIO (THE "AGREEMENT")

               --------------------------------------------------
               2. TO APPROVE OR DISAPPROVE A
                  "MANAGER-OF-MANAGERS" ARRANGEMENT FOR THE FUND
                  AND THE MERRIMAC CASH PORTFOLIO (THE
                  "PORTFOLIO")

               --------------------------------------------------
               3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY
                  COME BEFORE THE SPECIAL MEETING AND ANY
                  ADJOURNMENTS THEREOF

               --------------------------------------------------


THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF EACH PROPOSAL.

                                GENERAL OVERVIEW

         The Fund is a shareholder of the Portfolio, a series of the Master Portfolio. The Master Portfolio has requested that its shareholders take action to approve investment sub-adviser agreements for the Portfolio. The Trust has previously agreed with the Master Portfolio that all actions requiring a vote of the Fund, as shareholders of the Portfolio, will be taken in accordance with instructions received from the underlying Shareholders of the Fund. For this reason, the meeting of the Shareholders of the Fund has been called to vote on the first proposal described in this Proxy Statement. Immediately following the Meeting, a separate meeting (the "Portfolio Shareholder Meeting") of the shareholders of each of the Portfolio will be held to consider and vote on the proposals described in this Proxy Statement. This Proxy Statement also serves as the proxy statement for the Portfolio Shareholder Meeting. With respect to the proposals, the entire interest that the Fund holds in the Portfolio will be voted at the Portfolio Shareholder Meeting in direct proportion to the votes cast by the Shareholders of the Fund, for and against such proposal at the Meeting. Shares not voted by Shareholders will be voted as abstentions at the Portfolio Shareholder Meeting.

                            MATTERS TO BE ACTED UPON

                                 PROPOSAL NO. 1
                  APPROVAL OF INVESTMENT SUB-ADVISER AGREEMENT

         Shareholders of the Fund are being asked to approve a new Investment Sub-Adviser Agreement (the "New Advisory Agreement") between the Adviser and the Sub-Adviser.

BACKGROUND

         As discussed in the Trust's Offering Circulars, the Fund is a feeder fund within a two-tier structure, commonly referred to as a master/feeder mutual fund structure. A fund in a master/feeder structure, unlike other mutual funds which directly acquire and manage their own portfolio of securities, seeks to achieve its investment objective by investing all of its investable assets in a related portfolio. As a feeder fund in a master/feeder structure, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio.


         The Fund is a separate series of the Trust. The Trust is a Delaware business trust and is registered as open-end management investment company with the Securities and Exchange Commission. The Portfolio is a separate series of the Master Portfolio, a New York common law trust registered as an open-end diversified management investment company. Investors Bank serves as the Master Portfolio's investment adviser with respect to the Portfolio. The address of the Adviser is 200 Clarendon Street, Boston, Massachusetts 02116. The Adviser, in its capacity as the Master Portfolio's investment adviser, has engaged an investment sub-adviser to manage the Portfolio. Until June 1, 2003, Opus Investment Management, Inc. ("Opus"), formerly Allmerica Asset Management, Inc., served as investment sub-adviser for the Portfolio under an investment sub-advisory agreement by and among Opus, the Adviser and the Master Portfolio, dated September 1, 1998 (the "Former Investment Sub-Adviser Agreement").

         The Trustees of the Master Portfolio who are not "interested persons" of the Master Portfolio, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), met on April 16, 2003 to consider information and materials relating to the Adviser and Opus. Subsequent to the April 16, 2003 meeting, the Trustees received similar information and materials relating to Lincoln Capital, a potential candidate to replace Opus as the sub-adviser for the Portfolio. At a meeting held on May 6, 2003, the Board of Trustees of the Master Portfolio, including the Independent Trustees, reviewed information provided with respect to the Adviser, Opus and Lincoln Capital and met with representatives of each organization. The Trustees also learned that members of the portfolio management team at Opus with responsibility for managing the investment program for the Portfolio had departed Opus and had accepted employment at Lincoln. At that meeting the Board of Trustees, including a majority of the Independent Trustees, voted to continue the agreement under which the Adviser serves as the investment adviser to the Portfolio, but deferred action on the Former Investment Sub-Adviser Agreement pending receipt of additional information regarding the personnel and operations of Opus and Lincoln Capital. At a meeting held on May 16, 2003, the Trustees received, reviewed and discussed additional information provided by management relating to the personnel and operations of Opus and Lincoln Capital as part of a proposal to replace Opus as the sub-adviser of the Portfolio. At this time the Trustees also learned that members of the credit and compliance teams at Opus with responsibility for credit research and compliance for the Portfolio had departed Opus and had accepted employment at Lincoln. At the May 16, 2003 meeting it was agreed that a third party would conduct a review of Lincoln Capital's compliance systems and that the Trustees would review the results of such request at a meeting to be held on May 23, 2003. At the May 23, 2003 meeting, the Board of Trustees of the Master Portfolio, including the Independent Trustees, determined not to approve renewal of the Former Investment Sub-Adviser Agreement thereby causing the agreement to terminate in accordance with its terms on June 1, 2003. In addition, the Board of Trustees of the Master Portfolio, including the Independent Trustees, voted to appoint Lincoln Capital as investment sub-adviser under a new investment sub-adviser agreement. The terms of the new investment sub-adviser agreement with Lincoln Capital (the "New Investment Sub-Adviser Agreement") are substantially similar to the terms of the Former Investment Sub-Adviser Agreement. The New Investment Sub-Adviser Agreement became effective as of June 1, 2003, and will continue after an interim period of 150 days only if approved by shareholders. The New Investment Sub-Adviser Agreement may also be terminated in accordance with its termination provisions.

         As a result of the requirements of the 1940 Act, shareholder approval is required to continue the effectiveness of the New Investment Sub-Adviser Agreement beyond the 150-day interim period, which commenced on June 1, 2003.


         At the Meeting, Shareholders are being asked to approve the New Investment Sub-Adviser Agreement between the Adviser and Lincoln Capital. The New Investment Sub-Adviser Agreement is substantially similar to the Former Investment Sub-Adviser Agreement. A copy of the New Investment Sub-Adviser Agreement is set forth in Exhibit A to this Proxy Statement.

         Under the investment advisory agreement between the Master Portfolio (on behalf of the Portfolio) and the Adviser, the Adviser may select, subject to the review and approval of the Master Portfolio's Board of Trustees, a portfolio adviser or portfolio advisers to manage the investments of the Portfolio. For information regarding Lincoln Capital that the Board of Trustees considered in making this selection, see "Information about Lincoln Capital."

FORMER INVESTMENT SUB-ADVISER AGREEMENT

         Opus served as investment sub-adviser for the assets of the Portfolio under the Former Investment Sub-Adviser Agreement until June 1, 2003. The Former Investment Sub-Adviser Agreement for the Portfolio was last approved by the shareholders of the Fund on August 11, 1998. Shareholder approval of the Former Investment Sub-Adviser Agreement for the Portfolio was necessitated by the termination of a prior investment sub-adviser agreement with The Bank of New York. The Board of Trustees of the Trust, including the Trustees who were not "interested persons," of the Trust, last approved the Former Investment Sub-Adviser Agreement for the Portfolio on May 2, 2002.

NEW INVESTMENT SUB-ADVISER AGREEMENT


         The New Investment Sub-Adviser Agreement was approved by the Trustees of the Trust, including the Independent Trustees of the Trust, on May 23, 2003. The terms of the New Investment Sub-Adviser Agreement are substantially similar to those of the Former Investment Sub-Adviser Agreement. The description of the New Investment Sub-Adviser Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit A.


         Under the New Investment Sub-Adviser Agreement, Lincoln Capital will manage the investment and reinvestment of the assets of the Portfolio, subject to and in accordance with the respective investment objectives, policies and restrictions of Portfolio, and any directions which the Adviser or the Master Portfolio's Board of Trustees may give from time to time with respect to the Portfolio. In this regard, Lincoln Capital will make all determinations with respect to the investment of the Portfolio's assets and the purchase and sale of portfolio securities. Lincoln Capital will render regular reports to the Master Portfolio's Board of Trustees and to the Adviser.

         The New Investment Sub-Adviser Agreement states that Lincoln Capital's primary objective when placing orders with brokers and dealers will be to obtain best execution, which is to place transactions where the Portfolio can obtain the most favorable combination of price and execution services. The affiliated brokerage provisions in the New Investment Sub-Adviser Agreement permit Lincoln Capital to place brokerage transactions with broker-dealers affiliated with Lincoln Capital.

         The New Investment Sub-Adviser Agreement will, assuming it is approved by Shareholders pursuant to this Proxy Statement, continue in effect until June 1, 2004, and will continue thereafter provided that such continuance is specifically approved at least annually by: (1) the vote of the holders of a majority of the respective outstanding voting securities of the Portfolio or by vote of a majority of the Master Portfolio's Board of Trustees; and (2) by the vote of a majority of the Trustees of the Master Portfolio who are not parties to the New Investment Sub-Adviser Agreement or interested persons of either the Adviser, Lincoln Capital or the Master Portfolio cast in person at a meeting called for the purpose of voting on such approval.

         The New Investment Sub-Adviser Agreement may be terminated at any time, without payment of any penalty (1) by the Adviser, by the Master Portfolio's Board of Trustees or by a vote of the majority of the respective outstanding voting securities of the Portfolio, in any such case upon at least 60 days' prior written notice to Lincoln Capital, and (2) by Lincoln Capital upon at least 60 days' prior written notice to the Adviser and the Master Portfolio. The New Investment Sub-Adviser Agreement terminates automatically in the event of its assignment.

         The New Investment Sub-Adviser Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties under the New Investment Sub-Adviser Agreement on the part of Lincoln Capital, Lincoln Capital will not be subject to liability to the Adviser, the Portfolio, the Master Portfolio or to any holder of an interest in the Portfolio for any act or omission in the course of, or connected with, rendering services under the New Investment Sub-Adviser Agreement.

         As compensation for its services, Lincoln Capital will be paid a monthly fee on an annual basis in a manner identical to the fee arrangement under the Former Investment Sub-Adviser Agreement:

                 0.09% on the first $500,000,000 in net assets;
               0.07% on the next $500,000,000 in net assets; and
                  0.06% on net assets exceeding $1,000,000,000

INFORMATION ABOUT LINCOLN CAPITAL


         Lincoln Capital, located at 260 Franklin Street, 14th Floor, Boston, Massachusetts 02111, provides investment advisory services to institutional clients consisting of private and public pension plans, savings plans, registered and private investment companies, charitable foundations, university endowments, trust, corporations and Taft-Hartley organizations. Lincoln Capital recently hired a money market portfolio management team. This team of investment professionals manages the investment program for the Portfolio and is substantially the same team of investment professionals who managed the investment program for the Portfolio at Opus.


         Lincoln Capital is a wholly owned subsidiary of Lehman Brothers Holdings Inc. ("Lehman"), a publicly held corporation whose shares are listed on the New York Stock Exchange. Lehman, located at 399 Park Avenue, New York, NY, 10022, owns 100% of the outstanding capital stock of Lincoln Capital.


         Lincoln Capital serves as the investment sub-adviser for the Merrimac Prime Portfolio (the "Prime Portfolio") and the Merrimac U.S. Government Portfolio (the "Government Portfolio"), series of the Master Portfolio with similar investment objectives and policies to the Portfolio. For its services as sub-adviser to each of the Prime Portfolio and the Government Portfolio, Lincoln Capital is paid a monthly fee on an annual basis in a manner identical to the fee arrangement for the Portfolio noted above. Lincoln Capital also serves as the sub-adviser for other investment companies, however, those mutual funds do not have the same investment objectives or policies as either the Portfolio, the Prime Portfolio or the Government Portfolio. As of May 31, 2003, the Prime Portfolio had not commenced investment operations.


         Lehman Brothers Inc. ("LBI"), a subsidiary of Lehman, Lincoln Capital's parent company, is a broker/dealer registered with the Securities and Exchange Commission and a member of the National Association of Securities Dealers, Inc. When permitted by applicable law and subject to applicable limitations in the rules, regulations and exemptive orders regulating such transactions, Lincoln Capital may execute securities, currency exchange, futures and other transactions for client accounts through LBI or other broker/dealers affiliated with Lehman ("Affiliated Broker/Dealers").

         Listed at Appendix A are the names, addresses and principal occupations of the Directors and principal executive officers of Lincoln Capital. Listed at Appendix B are the names, addresses and principal occupations of the Directors and principal executive officers of the Adviser.

TRUSTEES' CONSIDERATION


         In considering the New Investment Sub-Adviser Agreement, the Board of Trustees of the Master Portfolio, including the Independent Trustees, considered a number of factors, including the following: the nature, quality and extent of the services to be furnished by Lincoln Capital; a third party assessment of Lincoln Capital's compliance program, including those matters related to compliance with Rule 2a-7 under the 1940 Act with respect to the Portfolio; the experience of Lincoln Capital's personnel in managing investment programs for registered management investment companies; the fact that the fees to be charged by Lincoln Capital are identical to the fees previously charged by Opus; the performance record for the Portfolio achieved by the professional staff at Lincoln Capital while they were managing the investment program for the Portfolio at Opus; the existing shareholders' confidence in such professional staff; possible benefits to Lincoln Capital from serving as sub adviser to the Portfolio; Lincoln Capital's (and its parent company's) financial resources and the continuance of appropriate incentives to assure that Lincoln Capital will continue to furnish high quality services to the Portfolio; and various other factors. Throughout the process, the Independent Trustees were represented by independent counsel and periodically met separately with independent counsel to review the information presented by management and consider appropriate actions with respect to the approval of the New Investment Sub-Adviser Agreement.


         The Board of Trustees of the Master Portfolio reached the following conclusions regarding the New Investment Sub-Adviser Agreement, among others:
(A) Lincoln Capital is qualified to manage the assets of the Portfolio in accordance with investment objectives and policies of the Fund; (B) Lincoln Capital maintains appropriate compliance programs; (C) Lincoln Capital's investment strategy is appropriate for pursuing the investment objectives of the Portfolio; and (D) the fees for the services to be provided under the New Investment Sub-Adviser Agreement are reasonable in relation to the fees charged to similar funds and to the services to be provided by Lincoln Capital under the Agreement.

         After a comprehensive review of the matter, the Board of Trustees of the Master Portfolio concluded that the Portfolio should receive investment advisory services under the New Investment Sub-Adviser Agreement, equal or superior to those they had received under the Former Investment Sub-Adviser Agreement.


         The Board of Trustees of the Master Portfolio believes that the terms of the New Investment Sub-Adviser Agreement are fair to, and in the best interest of the Portfolio, the Trust, the Fund and their shareholders. The Board of Trustees of the Master Portfolio, including the Independent Trustees of the Master Portfolio voting separately, recommends that shareholders of the Master Portfolio approve the New Investment Sub-Adviser Agreement by and among Lincoln Capital, the Adviser and the Master Portfolio.


THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL NO. 1. VOTE REQUIRED

         At the Meeting, the Shareholders of the Fund will vote on the New Investment Sub-Adviser Agreement.


         The affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund is required to approve the New Investment Sub-Adviser Agreement. "Majority of the outstanding voting securities" for this purpose under the 1940 Act, means the lesser of (1) 67% of the securities of the Fund present, if more than 50% of the outstanding securities of the Fund are represented, or (2) more than 50% of the outstanding securities of the Fund. Should the New Investment Sub-Adviser Agreement not receive Shareholder approval at the Meeting, the Board will evaluate other alternatives, and may determine that it is in the best interests of the Shareholders to approve an interim new investment sub-adviser agreement by and among the Adviser, the Master Portfolio and a different investment sub-adviser and may seek Shareholder approval for such agreement.

         Shares of the Fund that are voted, shares which abstain and broker non-votes (shares for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter) will be counted for purposes of determining whether there is a quorum at the meeting. Abstentions and broker non-votes have the same effect as votes against a proposal.



                                 PROPOSAL NO. 2
                APPROVAL OF A "MANAGER-OF-MANAGERS" ARRANGEMENT
                                  FOR THE FUND

         Shareholders of the Fund are being asked to approve a new "Manager-of-Managers" arrangement permitting the Adviser to enter into an investment sub-adviser agreement (a "Sub-Advisory Agreement") with investment management organizations (each a "Sub-Adviser"), or to materially modify an existing Sub-Adviser Agreement, without such Sub-Adviser Agreement being approved by the shareholders of the Fund. Under these circumstances, the Adviser would act as a "Manager-of-Managers."

         At a meeting of the Board held on May 23, 2003, Trustees of the Trust, including a majority of Independent Trustees, voted to approve the submission of a "Manager-of-Managers" arrangement to Shareholders of the Fund.

CURRENT INVESTMENT ADVISER AGREEMENT


         Under the Portfolio's current Investment Adviser Agreement (the "Current Agreement"), the Adviser provides investment advisory services to the Portfolio, including, but not limited to, economic research and securities analyses, investing, reporting and supervision, and formulation and implementation of an investment program for the Portfolio consistent with the Portfolio's investment objective and policies. The Current Agreement authorizes the Adviser to delegate a number of these duties to one or more sub-advisers for the Portfolio. Subject to the approval of the Master Portfolio's Board of Trustees and of the shareholders of the Portfolio, the Adviser may enter into sub-adviser agreements to engage one or more sub-advisers with respect to the Portfolio. In its capacity as adviser, the Adviser monitors the investment program of each sub-adviser, reviews all data and financial reports prepared by each sub-adviser, establishes and maintains communications with each sub-adviser, and oversees all matters relating to the purchase and sale of investment securities, corporate governance, third party contracts and regulatory compliance reports. However, Section 15(a) of the Investment Company Act requires that a majority of the outstanding shares of the Portfolio approve all written investment advisory contracts. Consequently, any recommendations concerning the appointment of a new sub-adviser or material modification of a sub-adviser agreement made by the Adviser and approved by the Master Portfolio's Board of Trustees must be presented for approval to the Portfolio's shareholders in a special meeting of the shareholders called for that purpose.


PROPOSED MANAGER-OF-MANAGERS ARRANGEMENT


         The Adviser and the Master Portfolio have received an order from the Securities and Exchange Commission (the "SEC") granting an exemption from
Section 15(a) (and certain other provisions of the 1940 Act). The relief permits the Adviser, with the approval of the Master Portfolio's Board of Trustees, to enter into, modify or terminate sub-adviser agreements without requiring shareholder approval. As a condition of the relief granted, shareholders of the Fund must be furnished with an information statement within 90 days of the date that a new sub-adviser is appointed. The information statement must contain all the information that would have been provided in a proxy statement had shareholder approval been required. The Portfolio will continue to obtain shareholder approval of a sub-adviser agreement with a sub-adviser considered to be an "affiliated person" (as defined in the 1940
Act) of the Portfolio or the Adviser, other than by reason of serving as a sub-adviser to the Portfolio ("Affiliated Sub-Adviser"). In addition, the Board of Trustees of the Master Portfolio and the Adviser would not be able to materially amend the Current Agreement without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory agreements.


         The Manager-of-Managers arrangement will enable the Portfolio to operate with greater efficiency by allowing the Adviser to employ sub-advisers best suited to the needs of the Portfolio, without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or sub-adviser agreements. If the Shareholders of the Portfolio approve the Manager-of-Managers arrangement, the Adviser will be authorized to: (1) set the Portfolio's overall investment strategies, (2) recommend and select one or more sub-advisers for the Portfolio, (3) allocate the Portfolio's assets among different sub-advisers as deemed appropriate, (4) monitor and evaluate the performance of the Portfolio's sub-advisers, (5) recommend to the Portfolio's Board of Trustees whether a sub-adviser agreement should be approved, renewed, modified or terminated, and (6) implement procedures to ensure that a sub-adviser complies with a Portfolio's investment objective, policies and restrictions. Any of the above actions reserved by the Adviser would be reviewed and approved by the Portfolio's Board of Trustees, including a majority of the Independent Trustees, before implementation.

EVALUATION BY THE BOARD OF TRUSTEES

         In determining whether or not it was appropriate to approve the Manager-of-Managers arrangement and to recommend approval to shareholders, the Portfolio's Board of Trustees, including the Independent Trustees, considered certain information and representations provided by the Adviser. Further, the Independent Trustees were advised by independent legal counsel with respect to these matters. On February 3, 2000, the Portfolio's Board of Trustees approved the Manager-of-Managers arrangement and on May 23, 2003, the Portfolio's Board of Trustees voted to submit this proposal to shareholders of the Portfolio.

         The Portfolio's Board of Trustees believes that allowing the Adviser to hire new sub-advisers or negotiate sub-adviser agreements for the Portfolio without incurring the expenses or delays of obtaining shareholder approval is in the best interests of the Portfolio's shareholders, and will allow the Portfolio to operate more efficiently. Currently, in order for the Adviser to appoint a new sub-adviser or materially modify a sub-advisory agreement, the Portfolio must solicit votes and hold a special meeting of its shareholders. If the Adviser could appoint new sub-advisers or materially modify sub-advisory agreements without having to hold special shareholder meetings, the Portfolio's Board of Trustees would be able to act more quickly and with less expense to appoint a new sub-adviser when the Board and the Adviser believe that the appointment would benefit the Portfolio and its shareholders.

         Moreover, the Portfolio's Board of Trustees will continue to provide oversight of the Adviser's sub-adviser selection process to ensure that shareholders' interests are protected when the Adviser selects a new sub-adviser or modifies a sub-adviser agreement for the Portfolio. The Portfolio's Board of Trustees, including a majority of the Independent Trustees, will evaluate and approve all new sub-adviser agreements as well as any modifications to all sub-adviser agreements entered into by the Adviser on behalf of the Portfolio. In performing this oversight function, the Portfolio's Board of Trustees will analyze all factors that it considers to be relevant to the evaluation including, but not limited to, the services and expertise provided by the sub-advisers, and the oversight functions maintained by the Adviser. The Portfolio's Board of Trustees believes that its review will ensure that the Adviser continues to act in the best interests of the Portfolio and their shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Portfolio's Board of Directors unanimously approved the Manager-of-Managers arrangement, and voted to recommend its approval by shareholders.

         Implementation of the arrangement is contingent upon shareholder approval of the arrangement.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL NO. 2.

VOTE REQUIRED

         At the Meeting, the Shareholders of the Fund will vote on the Manager-of-Managers arrangement.

         The affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund is required to approve the Manager-of-Managers arrangement. "Majority of the outstanding voting securities" for this purpose under the 1940 Act, means the lesser of (1) 67% of the securities of the Fund present, if more than 50% of the outstanding securities of the Fund are represented, or (2) more than 50% of the outstanding securities of the Fund. Should the Manager-of-Managers arrangement not receive Shareholder approval at the Meeting, the Fund will continue to request Shareholder approval prior to entering into or materially amending a sub-advisory agreement until such time as a Manager-of-Managers arrangement is approved by Shareholders.


         Shares of the Fund that are voted, shares which abstain and broker non-votes (shares for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter) will be counted for purposes of determining whether there is a quorum at the meeting. Abstentions and broker non-votes have the same effect as votes against a proposal.


                              GENERAL INFORMATION


OTHER MATTERS TO COME BEFORE THE MEETING

         Management of the Fund does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

VOTING RIGHTS


         Only Shareholders of record at the close of business on Monday, June 30, 2003, (the "Record Date"), will be entitled to vote at the Meeting. As of the Record Date, there were 941,470,810.86 shares of the Fund outstanding.


         The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions, any proxy that is signed and returned will be voted FOR the proposals. With respect to any other matters (none of which are now known to the Board) that may be presented at the Meeting, all proxies will be voted in the discretion of the persons appointed as proxies.

         A Shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Secretary of the Trust a written revocation or a duly executed proxy bearing a later date. The proxy will not be voted if the Shareholder is present at the Meeting and elects to vote in person. Attendance at the Meeting will not, by itself, serve to revoke the proxy.

         Under the Declaration of Trust of the Trust, the presence in person or by proxy of the holders of record of thirty percent of the shares issued and outstanding and entitled to vote constitutes a quorum for the transaction of business at a shareholders' meeting. If a Shareholder abstains, the shares represented will be counted as present and entitled to vote on the matter for purposes of determining a quorum at the Meeting, but the abstention will have the effect of a negative vote on the proposal.


         As of the Record Date, the Fund owns 20.98% of the outstanding voting securities of the Portfolio.


         The principal solicitation of proxies will be by mail, but proxies may also be solicited by telephone, telegraph and personal contact by Trustees, officers and employees of the Trust.

EXPENSES

         Certain costs associated with the preparation, filing and distribution of the Proxy Statement, the solicitation and the Meeting will be borne proportionately by the Fund.

ADDITIONAL PROXY SOLICITATION INFORMATION

         In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of the Adviser and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

         If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card(s) or authorization card(s), as applicable, originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy, they may contact Investors Bank toll-free at 1-888-637-7622. Any proxy given by a shareholder is revocable until voted at the Meeting.

SHAREHOLDER PROPOSALS

         The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

ADJOURNMENTS

         If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment.

OWNERSHIP OF SHARES IN THE FUND


          As of June 30, 2003, trustees and officers of the Trust collectively owned less than 1% of the Fund's outstanding shares.

         Appendix C contains information regarding those persons who held 5% or more of the outstanding shares of the Fund as of June 30, 2003.


         PLEASE COMPLETE THE ENCLOSED PROXY CARD(S) OR AUTHORIZATION CARD(S), AS APPLICABLE, AND RETURN THE CARD(S) PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE. You may revoke your proxy at any time prior to the Meeting by written notice to Investors Bank or by submitting a proxy card bearing a later date.

                                            By Order of the Board,



                                            Susan C. Mosher
                                            Secretary

                                                                      EXHIBIT A

                        INVESTMENT SUB-ADVISER AGREEMENT

Agreement made as of this __ day of June, 2003, between Investors Bank and Trust Company - Advisory Division (the "Adviser"), a Massachusetts banking corporation, and Lincoln Capital Fixed Income Management Company, LLC (the "Sub-Adviser"), a Delaware limited liability company.

WHEREAS, MERRIMAC CASH PORTFOLIO (the "Portfolio") is a series of the Merrimac Master Portfolio (the "Trust"), which is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the "SEC") pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), and the Trust has appointed the Adviser as the investment adviser for the Portfolio, pursuant to the terms of an Investment Adviser Agreement (the "Adviser Agreement"); and

WHEREAS, the Adviser Agreement provides that the Adviser may, at its option, subject to approval by the Trustees of the Trust (hereinafter, the "Trustees") and, to the extent necessary, shareholders of the Portfolio, appoint a sub-adviser to assume certain responsibilities and obligations of the Adviser under the Adviser Agreement; and

WHEREAS, the Adviser desires to appoint the Sub-Adviser as its sub-adviser for the Portfolio and the Sub-Adviser is willing to act in such capacity upon the terms herein set forth; and

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Adviser and the Sub-Adviser, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  Appointment

           (a) The Adviser hereby appoints the Sub-Adviser as the investment sub-adviser of the Portfolio to provide investment advice and to perform for the Portfolio such other duties and functions as are hereinafter set forth. The Sub-Adviser hereby accepts such appointment and agrees to give the Portfolio and the Trustees, directly or through the Adviser, the benefit of the Sub-Adviser's best judgment, effort, advice and recommendations in respect of its duties as defined in Section 3.

           (b) The Adviser hereby represents and warrants to the Sub-Adviser, which representations and warranties shall be deemed to be continuing, that (i) it has full power and authority to enter into this Agreement and to delegate investment management discretion on behalf of the Portfolio to the Sub-Adviser, and (ii) it has taken all necessary and proper action to authorize the execution and delivery of this Agreement.

           (c) The Sub-Adviser hereby represents and warrants to the Adviser, which representations and warranties shall be deemed to be continuing, that (i) it has full power and authority to enter into this Agreement, and (ii) it has taken all necessary and proper action to authorize the execution and delivery of this Agreement.

2.  Delivery of Documents

Prior to the execution of this Agreement, the Adviser will furnish the Sub-Adviser with copies, properly certified or authenticated, of each of the following documents:

           (a) Resolutions adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust under the 1940 Act, authorizing the appointment of the Sub-Adviser and approving this Agreement;

           (b) The Trust's Registration Statement on Form N-1A under the 1940 Act, as amended through the date hereof (the "Registration Statement");

           (c) The current Confidential Offering Circular, Prospectus or similar document of any entity which the Trust has authorized as an investor in the Portfolio;

           (d) All currently effective investment related policies and procedures applicable to the Portfolio (the "Investment Procedures"); and

           (e) The Adviser Agreement.

3.  Sub-Adviser Duties

The Sub-Adviser shall, subject to the direction and control of the Trustees or the general supervision of the Adviser, and in accordance with the objective and policies of the Portfolio and the implementation thereof as set forth in the Registration Statement and the Investment Procedures and applicable laws:
(i) regularly provide investment advice and recommendations to the Portfolio, with respect to the Portfolio's investments, investment policies and the purchase and sale of securities; (ii) supervise and monitor continuously the investment program of the Portfolio and the composition of its portfolio and determine what securities and other investments shall be purchased and sold by the Portfolio; (iii) arrange, subject to the provisions of Section 5 hereof, for the purchase of securities and other investments for the Portfolio and the sale of securities and other investments of the Portfolio; (iv) provide reports on the foregoing to the Adviser in such detail as the Adviser may reasonably deem to be appropriate in order to permit the Adviser to determine the adherence by the Sub-Adviser to the investment policies and legal requirements of the Portfolio; and (v) make its officers and employees available to the Adviser at reasonable times to review the investment policies of the Portfolio and to consult with the Adviser regarding the investment affairs of the Portfolio. The Adviser agrees to provide the Sub-Adviser copies of all amendments to the Registration Statement and the Investment Procedures that may be filed or adopted during the term of this Agreement prior to the effectiveness thereof, and the Sub-Adviser agrees to provide services hereunder in conformity with the Registration Statement and the Investment Procedures as so amended.

4.  Compensation of the Sub-Adviser

The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered and for the expenses borne by the Sub-Adviser, a fee, determined as described in Schedule A which is attached hereto and made a part hereof. Such fee shall be paid by the Adviser and the Trust shall have no liability therefor. Nothing in this Agreement shall require the Sub-Adviser to bear expenses of the Adviser, the Portfolio or the Trust.

5.  Portfolio Transactions and Brokerage

The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with issuers, brokers, dealers or banks selected by the Sub-Adviser, which may include where permissible under the 1940 Act and the rules and regulations thereunder (or pursuant to the terms of any applicable exemptive order issued by the SEC), brokers or dealers affiliated with the Sub-Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser always shall seek best execution, which is to place transactions where the Portfolio can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker or dealer, and to deal directly with a principal market in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. Nothing in this Agreement shall preclude the combining of orders for the sale or purchase of securities or other investments with other accounts managed by the Sub-Adviser or its affiliates, provided that the Sub-Adviser does not favor any account over any other account and provided that any purchase or sale orders executed contemporaneously shall be allocated in an equitable manner among the accounts involved.

6.  Interested Trustees or Parties

It is understood that Trustees, officers, and shareholders of the Trust may be or become interested in the Adviser or the Sub-Adviser as directors, officers or employees and that directors, officers and stockholders of the Adviser or the Sub-Adviser may be or become similarly interested in the Trust, and that the Adviser or the Sub-Adviser may be or become interested in the Trust as a shareholder or otherwise.

7.  Services Not Exclusive

The services of the Sub-Adviser to the Adviser are not to be deemed exclusive, the Sub-Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Adviser's ability to meet all of its obligations with respect to rendering investment advice hereunder. The Sub-Adviser, its affiliates and its other clients may at any time acquire or dispose of securities which are at the same time being acquired or disposed of for the account of the Portfolio. The Sub-Adviser shall not be obligated to acquire for the Portfolio any security or other investment which the Sub-Adviser or its affiliates may acquire for its or their own accounts or for the account of another client.

8.  Compliance; Books and Records

           (a) The Sub-Adviser agrees to maintain compliance procedures which are reasonably designed to ensure that the Portfolio's investment holdings and transactions comply with the applicable provisions of the 1940 Act and any rules or regulations thereunder and the investment objective, policies and restrictions of the Portfolio as set forth in the current Registration Statement and Investment Procedures.

           (b) The Sub-Adviser shall maintain, and shall furnish to the Adviser and the Trust, copies of all records relating to the services provided by the Sub-Adviser hereunder which are required to be maintained by the Trust pursuant to the provisions of Rule 31a-1 under the 1940 Act or by any other rule thereunder or by the Investment Procedures, or which relate to the compliance procedures required by paragraph (a) of this Section 8 as the Adviser or the Trust may reasonably request.

           (c) The Sub-Adviser agrees to provide upon reasonable request of the Adviser, information regarding the Sub-Adviser, including but not limited to, background information about the Sub-Adviser and its personnel, for use in connection with efforts to promote the Fund and the sale of its shares. The Adviser agrees that it shall not include, nor shall it permit any other person to include, any information relating or referring to the Sub-Adviser, its personnel or performance data in any prospectuses, statements of additional information, offering materials, advertisements, sales literature or other materials, without the prior approval of the Sub-Adviser.

           (d) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust in accordance with paragraph (b) of this
           Section 8 are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request, provided however that the Sub-Adviser shall be permitted to keep copies of all such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it is required to maintain by Rule 31a-1 under the 1940 Act. The Sub-Adviser will treat confidentially and as proprietary information of the Trust all records and other information obtained from the Trust relative to the investment funds that invest in the Trust ("Authorized Investors"), including prior or potential Authorized Investors, except as otherwise required by law.

9.  Limitation of Liability of Sub-Adviser; Indemnification

The Adviser agrees that the Sub-Adviser shall not be liable for any loss suffered by the Adviser, the Trust, Authorized Investors or their shareholders, or the Portfolio in connection with the performance of this Agreement by the Sub-Adviser, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser, the Trust, Authorized Investors or the Portfolio to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or negligence by the Sub-Adviser of its obligations and duties under this Agreement.

10.  Duration, Amendment and Termination

           (a) Subject to prior termination as provided in sub-section (d) of this Section 10, this Agreement shall continue in effect until June 1, 2004 and for successive annual periods thereafter, but only so long as the continuance after such initial period shall be specifically approved at least annually by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio and the Authorized Investors.

           (b) This Agreement may be modified by the written agreement of the Adviser, the Sub-Adviser and the Trust, such consent on the part of the Trust to be authorized by vote of a majority of the outstanding voting securities of the Portfolio if required by law. The execution of any such modification or amendment by a party shall constitute a representation and warranty to the other parties that all necessary consents or approvals with respect to such modification or amendment have been obtained in the manner required by law and by this Agreement.

           (c) In addition to the requirements of paragraphs (a) and (b) of this Section 10, the terms of any continuance, modification or amendment of the Agreement must have been approved by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

           (d) Each of the Adviser, the Sub-Adviser or the Trust may, at any time on not less than sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, and in the case of the Trust, such action may be taken by the Trustees, or by vote of a majority of it's the outstanding voting securities of the Portfolio.

           (e) This Agreement shall terminate automatically in the event of its assignment.

            (f) Termination of this Agreement shall not relieve the Adviser nor the Sub-Adviser from any liability or obligation in respect of any matters, undertakings or conditions which shall not have been done, observed or performed prior to such termination. All records of the Trust in the possession of the Sub-Adviser shall be returned to the Trust as soon as reasonably practicable after the termination of this Agreement, provided however, that the Sub-Adviser shall be permitted to keep copies of all such records.

11.  Disclaimer of Shareholder Liability

The Adviser and the Sub-Adviser understand that the obligations of the Trust under this Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust's property.

12.  Miscellaneous

           (a) The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder as now in effect or as hereafter amended.

           (b) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

           (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

           (d) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

           (e) This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

           (f) Any notice under this Agreement shall be effective when it is actually received by the party to whom it is given and shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at the following address, or such other address as a party may designate by notice given in accordance with this paragraph (f) of Section 12 for the receipt of such notice.

           If to the Adviser:
                  Andrew Josef
                  Investors Bank & Trust Company - Advisory Division 200 Clarendon Street
                  Mail Stop EXL 35
                  Boston, Massachusetts  02106



           If to the Sub-Adviser:
                  Lincoln Capital Fixed Income Management, LLC
                  200 South Wacker Drive
                  Chicago, Illinois  60606
                  Attn:  Bradley Tank


           If to the Trust:
                  Paul Jasinski
                  Merrimac Master Portfolio
                  200 Clarendon Street
                  Mail Stop MER 091
                  Boston, Massachusetts 02106


             [THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

           IN WITNESS WHEREOF, the parties have caused this instrument to be executed by their respective officers designated below as of the day and year first above written.


                                     INVESTORS BANK & TRUST COMPANY - ADVISORY
                                     DIVISION ("ADVISER")

                                     By: ______________________
                                     Name:
                                     Title:


                                     LINCOLN CAPITAL FIXED INCOME MANAGEMENT
                                     COMPANY, LLC ("SUB-ADVISER")

                                     By: ______________________
                                     Name:
                                     Title:


The Merrimac Master Portfolio on
behalf of the Merrimac Cash
Portfolio hereby acknowledges the
execution of this Agreement

MERRIMAC MASTER PORTFOLIO
("THE TRUST")


By: ______________________
Name:  Paul J. Jasinski
Title:     President and Chief Executive Officer

                                   SCHEDULE A

The Adviser will pay to the Sub-Adviser as full compensation for the Sub-Adviser's services rendered an annual fee, computed by applying the annual percentage rates set forth below to the average daily net assets of the Portfolio during the calendar month:

                   0.09% on the first $500,000,000 in assets;
                 0.07% on the next $500,000,000 in assets; and
                    0.06% on assets exceeding $1,000,000,000

The fee for each month shall be payable within 30 business days after the end of the month. If this Agreement is effective for only a portion of any calendar month, the fee payable for such partial month shall be pro rated based upon the number of days during the month that the Agreement was in effect bears to the number of days in the month.

                                                                                                           APPENDIX A

                              DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF LINCOLN CAPITAL


----------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS                 POSITION                        OTHER PRINCIPAL POSITIONS HELD SINCE DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------------
Kenneth Meyer                 Chairman, Chief Executive       Chairman and Chief Executive Officer - Lincoln Capital
200 S. Wacker Drive           Officer, Managing Director      Management Company
Chicago, IL 60606             January, 2003 - present         1981 - January, 2003
----------------------------------------------------------------------------------------------------------------------
Richard Knee                  Chief Financial Officer,        Executive Vice President and Managing Director - Lincoln
200 S. Wacker Drive           Managing Director               Capital Management Company
Chicago, IL 60606             January, 2003 - present         1983 - January, 2003
----------------------------------------------------------------------------------------------------------------------
Ann Benjamin                  Managing Director               Managing Director - Lincoln Capital Management Company
200 S. Wacker Drive           January, 2003 - present         1997 - January, 2003
Chicago, IL 60606
----------------------------------------------------------------------------------------------------------------------
Bradley Jack                  Managing Director               Managing Director - Lehman Brothers Inc.
745 Seventh Avenue            January, 2003 - present         1984 - present
New York, NY  10022
----------------------------------------------------------------------------------------------------------------------
Theodore Janulis              Managing Director               Managing Director - Lehman Brothers Inc.
399 Park Avenue               January, 2003 - present         1984 - present
New York, NY  10019
----------------------------------------------------------------------------------------------------------------------
Andrew Johnson                Managing Director               Managing Director - Lincoln Capital Management Company
200 S. Wacker Drive           January, 2003 - present         1989 - January, 2003
Chicago, IL 60606
----------------------------------------------------------------------------------------------------------------------
Kurt Locher                   Managing Director               Managing Director - Lehman Brothers Inc.
399 Park Avenue               January, 2003 - present         1995 - present
New York, NY  10019
----------------------------------------------------------------------------------------------------------------------
James Rosenthal               Managing Director               Managing Director - Lehman Brothers Inc.
745 Seventh Avenue            January, 2003 - present         1999 - present
New York, NY  10022                                           Director - McKinsey & Company
                                                              1990 - 1999
----------------------------------------------------------------------------------------------------------------------
Bruce Witherell               Managing Director               Managing Director - Lehman Brothers Inc.
399 Park Avenue               January, 2003 - present         1991 - present
New York, NY  10019
----------------------------------------------------------------------------------------------------------------------


                                                                                                                 APPENDIX B


                      DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF INVESTORS BANK & TRUST CO.-ADVISORY DIVISION


                             POSITIONS AND OFFICES WITH
NAME, ADDRESSES              ADVISER                                  OTHER PRINCIPAL POSITION(S) HELD SINCE DECEMBER 31, 1997
---------------              ---------------------------              --------------------------------------------------------
Kevin J. Sheehan             Chairman & Chief Executive               Chairman & Chief Executive Officer - Investors Financial
200 Clarendon St.            Officer                                  Services Corp. and Investors Bank & Trust Company
Boston, MA  02115            June 1995 - present                      June 1995 - present
                                                                      President - Investors Financial Services Corp. and Investors
                                                                      Bank & Trust Company
                                                                      June 1995 - August 2001
Michael F. Rogers            President                                President - Investors Financial Services Corp. and Investors
                             August 2001 - present                    Bank & Trust Company
                                                                      August 2001 - present
                                                                      Executive Vice President - Investors Financial Services
                                                                      Corp. and Investors Bank & Trust Company
                                                                      September 1993 - August 2001
Paul J. Jasinski             Director                                 Managing Director - Investors Bank & Trust Company
                             November 1996 - present                  1990 - present


                                                                     APPENDIX C

                 BENEFICIAL OWNERS OF MORE THAN 5% OF THE FUND


As of June 30, 2003, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of the
Fund:


                                                  NATURE OF
NAME AND ADDRESS                                  BENEFICIAL        PERCENT OF
OF BENEFICIAL OWNER                                OWNERSHIP        PORTFOLIO


Investors Bank                                 Direct Ownership        9.87%
As Securities Lending Agent
Attn:  Bob Jackson
Mail Code TRD 18
200 Clarendon Street
Boston, MA  02116

Maril & Company                                Direct Ownership        8.13%
As Securities Lending Agent
Attn:  ACM/Fund Accounting
1000 N. Water St. TR14
Milwaukee, WI  53202

                               MERRIMAC CASH FUND
                          (A SERIES OF MERRIMAC FUNDS)
                              200 CLARENDON STREET
                             BOSTON, MASSACHUSETTS
                                     02116

             THIS SOLICITATION IS MADE ON BEHALF OF THE TRUSTEES OF
       MERRIMAC FUNDS AND MERRIMAC SERIES, RESPECTIVELY, AND THE BOARD OF
                    DIRECTORS OF MERRIMAC GLOBAL CASH FUND


         The undersigned appoints Paul J. Jasinski, John F. Pyne and Susan C. Mosher and each of them, with full power of substitution, as attorneys and proxies of the undersigned, and does thereby request that the votes attributable to the undersigned be cast at the Special Meeting of Shareholders of the Merrimac Cash Fund (a separate series of Merrimac Funds (the "Trust")) to be held at 10 a.m., Eastern Time on Thursday, September 16, 2003, at 200 Clarendon Street, Boston, Massachusetts, and at any adjournment thereof.

-------------------------------------------------------------------------------

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BELOW. IF NO DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH PROPOSAL BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENTS THEREOF.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMEND A VOTE FOR EACH OF THE PROPOSALS.


PLEASE VOTE BY CHECKING YOUR RESPONSE.


PROPOSAL 1
Approval of an Investment Sub-Adviser     FOR [ ]    AGAINST [ ]    ABSTAIN [ ]
Agreement between Investors Bank &
Trust Company - Advisory Division
and Lincoln Capital Fixed Income
Management Company, LLC

PROPOSAL 2
Approval of a "Manager-of-Managers"       FOR [ ]    AGAINST [ ]    ABSTAIN [ ]
Arrangement for the Fund


                                                     (PLEASE SIGN BACK OF CARD)

TOTAL SHARES ATTRIBUTABLE TO THE UNDERSIGNED: ______


                                          Note: The undersigned hereby
                                          acknowledges receipt of the Notice of
PLEASE VOTE, DATE, SIGN EXACTLY AS        Meeting and Proxy Statement and
YOUR NAME APPEARS ON THIS CARD, AND       revokes any proxy heretofore given
RETURN THIS FORM IN THE ENCLOSED          with respect to the votes covered by
SELF-ADDRESSED ENVELOPE.                  this proxy.




Dated: _______________________, 2003      -------------------------------------
                                          Signature


                                          -------------------------------------
                                          Signature If Jointly Held

             MERRIMAC CASH SERIES & MERRIMAC U.S. GOVERNMENT SERIES
                       (EACH A SERIES OF MERRIMAC SERIES)

                              200 CLARENDON STREET
                             BOSTON, MASSACHUSETTS
                                     02116
Dear Shareholder:


         The attached Proxy Statement from the Merrimac Series discusses proposals that are being submitted to shareholders of each of the Merrimac Cash Series and Merrimac U.S. Government Series (together, the "Funds"). A Shareholder Meeting has been called for September 16, 2003 to consider the proposals. As a shareholder in one or both of the Funds, we ask you to review the Proxy Statement and cast your vote on the proposals. The Board of Trustees of Merrimac Series has recommended that shareholders approve each of the proposals.


         The first proposal affecting the Funds seeks approval of investment sub-advisory agreements by and among Investors Bank & Trust Company-Advisory Division (the "Adviser"), Lincoln Capital Fixed Income Management Company, LLC and Merrimac Master Portfolio on behalf of its series, Merrimac Cash Portfolio and Merrimac U.S. Government Portfolio. The second proposal affecting the Funds seeks approval of a "Manager of Managers" arrangement for the Funds. The proposals are discussed in greater detail in the attached Proxy Statement. We encourage you to review the Proxy Statement and cast your vote at your earliest convenience.

         Your vote is important. You do not need to be physically present at the meeting, but you should complete and sign the enclosed voting instruction/proxy and return it promptly in the enclosed envelope. Every vote counts. We urge you to complete and return your proxy card as soon as possible to avoid adjournment of the Shareholder Meeting.

         We look forward to receiving your votes in favor of the proposals. Thank you for your support.

Sincerely,

Paul J. Jasinski
President
Merrimac Series

             MERRIMAC CASH SERIES & MERRIMAC U.S. GOVERNMENT SERIES

                        IMPORTANT NEWS FOR SHAREHOLDERS

         While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q. WHAT IS HAPPENING?

A. This Proxy Statement is furnished by Merrimac Series (the "Series") on behalf of its Merrimac Cash Series and Merrimac U.S. Government Series (each series a "Fund" and together the "Funds") to the shareholders of each of the Funds (the "Shareholders") on behalf of the Board of Trustees of the Series. This Proxy Statement is being provided to you in connection with the Series and the solicitation of the accompanying proxy, to be voted at a meeting of the Shareholders (the "Meeting") to be held on Tuesday, September 16, 2003 at 10:00 a.m., Eastern Time, at the offices of Investors Bank & Trust Company-Advisory Division, 200 Clarendon Street, Boston, MA. At the Meeting, the Shareholders will be asked to consider and vote upon proposals (1) to adopt Investment Sub-Adviser Agreements (each an "Agreement" and collectively the "Agreements"), by and among Investors Bank & Trust Company-Advisory Division ("Investors Bank," or the "Adviser"), Lincoln Capital Fixed Income Management Company, LLC (the "Sub-Adviser") and Merrimac Master Portfolio (the "Master Portfolio") on behalf of its series; and (2) to approve the implementation of a "Manager of Managers" arrangement for the Funds. THE BOARD MEMBERS OF THE FUNDS, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUNDS, THE ADVISER OR THE SUB-ADVISER, OR ANY OF THEIR AFFILIATES, RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.


Q. WHY DID YOU SEND ME THIS BOOKLET?
A. You are receiving these proxy materials--a booklet that includes the Proxy Statement and one or more proxy cards or authorization cards, as applicable--because you have the right to vote on important proposals concerning your investment in one or both of the Funds.

Q. WHY ARE MULTIPLE CARDS ENCLOSED?
A. If you own shares of both of the Funds, you will receive a proxy card or authorization card, as applicable, for each of the Funds that you own.


Q. WHY AM I BEING ASKED TO VOTE ON THE AGREEMENT(S)?

A. The Investment Company Act of 1940, as amended (the "1940 Act") requires that the Shareholders approve a change in sub-adviser which occurs prior to the adoption of a "Manager of Managers" arrangement.

Q. HOW WILL THE ADOPTION OF THE AGREEMENT AFFECT ME AS A SHAREHOLDER?
A. We do not expect the change in sub-adviser to affect you as a shareholder of a Fund. Your Fund and your Fund's investment objectives will not change as a result of the transaction. You will still own the same shares in the same Fund. With the exception of the "Manager-of-Managers" arrangement described below, the Agreements are, except as described herein, substantially similar to the terms of the current Investment Sub-Adviser Agreements for the Funds.

   If the Shareholders do not approve the Agreements, the Board Members of the Funds will take such action as they deem to be in the best interests of your Fund and its shareholders.

Q. WILL THE INVESTMENT SUB-ADVISER FEES INCREASE AS A RESULT OF THE TRANSACTION?
A. No, the proposals to approve the new agreements seek no increase in the investment sub-adviser fees.

Q. WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?
A. As noted above, you are being asked to approve a "Manager-of-Managers" arrangement for each Fund. The Manager-of-Managers arrangement will allow the Fund's Board Members to make changes to sub-adviser agreements without the delays and expenses of calling special shareholder meetings.

Q. HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?
A. After careful consideration, the Board Members of your Fund, including those who are not affiliated with the Fund, the Adviser, the Sub-Adviser or their affiliates, recommend that you vote FOR the Proposals on the enclosed proxy card(s).

Q. WILL THE FUNDS PAY FOR THIS PROXY SOLICITATION?
A. Certain costs associated with the preparation, filing and distribution of the Proxy Statement, the solicitation and the Meeting will be borne proportionately by each of the Funds.

Q. WHOM DO I CALL FOR MORE INFORMATION?
A. Please call Investors Bank, the Funds' information agent, at 1-888-637-7622.

                          NOTICE OF A SPECIAL MEETING
                             OF THE SHAREHOLDERS OF
             MERRIMAC CASH SERIES & MERRIMAC U.S. GOVERNMENT SERIES


      Notice is hereby given that a Special Meeting of the Shareholders (the "Special Meeting") of the Merrimac Cash Series and Merrimac U.S. Government Series (each a "Fund" and together the "Funds") will be held on Tuesday, September 16, 2003 at 10:00 a.m., Eastern time, at the offices of Investors Bank & Trust Company-Advisory Division, 200 Clarendon Street, Boston, MA, for the following purposes:


1. For shareholders of each Fund to approve or disapprove a new Investment Sub-Adviser Agreement by and among Investors Bank & Trust Company-Advisory Division ("Investors Bank," or the "Adviser"), Lincoln Capital Fixed Income Management Company, LLC (the "Sub-Adviser") and Merrimac Master Portfolio (the "Master Portfolio") on behalf of its series, Merrimac Cash Portfolio and Merrimac U.S. Government Portfolio (each a Portfolio and collectively the "Portfolios");

2. For shareholders of each Fund to approve or disapprove a "Manager-of-Managers" arrangement for the Funds and the Portfolios; and

3. To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

      Please read the enclosed proxy statement carefully for information concerning the proposals to be placed before the Special Meeting.


      Shareholders of record at the close of business on June 30, 2003 are entitled to notice of and to vote at the Special Meeting. You are invited to attend the Special Meeting. If you cannot do so, however, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY, AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Any shareholder attending the Special Meeting may vote in person even though a proxy has already been returned.


                                           By Order of the Board of Trustees of
                                           Merrimac Series



                                           Susan C. Mosher, Secretary

July 31, 2003

             MERRIMAC CASH SERIES & MERRIMAC U.S. GOVERNMENT SERIES

                              200 CLARENDON STREET
                                   BOSTON, MA
                                     02116

                                PROXY STATEMENT

                                 JULY 31, 2003

         This Proxy Statement provides you with information you should review before voting on the matters listed in the Notice of Special Meeting (each a "Proposal") on the previous page for the Merrimac Cash Series (the "Cash Series") and Merrimac U.S. Government Series (the "Government Series"), each a series of Merrimac Series (the "Trust")(each a "Fund" and together the "Funds"). The Board of Trustees of the Trust (the "Board") are soliciting your vote for a Special Meeting of Shareholders of the Funds (the "Meeting") to be held on Tuesday, September 16, 2003 at 10:00 a.m., Eastern Time, at the offices of Investors Bank & Trust Company-Advisory Division, 200 Clarendon Street, Boston, MA, and, if the Meeting is adjourned or postponed, at any adjournment or postponement of that Meeting.


SOLICITATION OF PROXIES

         The Board is soliciting votes from shareholders of the Funds (the "Shareholders"). The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card or authorization card, as applicable, on or about July 31, 2003.


         The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

         Any Shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the respective Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.

SHAREHOLDER REPORTS
         COPIES OF THE FUNDS' ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. THIS PROXY STATEMENT SHOULD BE READ IN CONJUNCTION WITH THE ANNUAL REPORT. YOU CAN OBTAIN A COPY OF THE ANNUAL REPORT, WITHOUT CHARGE, BY CONTACTING THE FUNDS AT 1-888-637-7622 OR VISITING THE FUNDS' INTERNET WEBSITE AT WWW.MERRIMACMUTUALFUNDS.COM. YOU CAN ALSO VIEW THE ANNUAL REPORT FREE ON THE SEC'S INTERNET WEBSITE AT WWW.SEC.GOV. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.

         The following table summarizes the proposals to be voted on at the Meeting and indicates those Shareholders that are being solicited with respect to each proposal.

-------------------------------------------------------------------------------
    PROPOSAL                                     SHAREHOLDERS SOLICITED
-------------------------------------------------------------------------------
1. TO APPROVE OR DISAPPROVE A NEW                BOTH FUNDS, EACH VOTING
   INVESTMENT SUB-ADVISER AGREEMENT BY           SEPARATELY AS A FUND
   AND AMONG INVESTORS BANK & TRUST
   COMPANY-ADVISORY DIVISION ("INVESTORS
   BANK," OR THE "ADVISER"), LINCOLN
   CAPITAL FIXED INCOME MANAGEMENT
   COMPANY, LLC ("LINCOLN CAPITAL" OR
   THE "SUB-ADVISER") AND MERRIMAC
   MASTER PORTFOLIO, ON BEHALF OF ITS
   SERIES, MERRIMAC CASH PORTFOLIO AND
   MERRIMAC U.S. GOVERNMENT PORTFOLIO
   (EACH AN "AGREEMENT AND TOGETHER THE
   "AGREEMENTS")
-------------------------------------------------------------------------------
2. TO APPROVE OR DISAPPROVE A                    BOTH FUNDS, EACH VOTING
   "MANAGER-OF-MANAGERS" ARRANGEMENT FOR         SEPARATELY AS A FUND
   EACH PORTFOLIO OF THE FUND
-------------------------------------------------------------------------------
3. TO TRANSACT SUCH OTHER BUSINESS AS            EITHER AND/OR BOTH FUNDS,
   MAY PROPERLY COME BEFORE THE SPECIAL          VOTING TOGETHER OR EACH VOTING
   MEETING AND ANY ADJOURNMENTS THEREOF          SEPARATELY AS A FUND AS THE
                                                 CIRCUMSTANCES MAY DICTATE
-------------------------------------------------------------------------------

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF EACH PROPOSAL.

                                GENERAL OVERVIEW


         The Cash Series is a shareholder of the Merrimac Cash Portfolio (the "Cash Portfolio") and the Government Series is a shareholder of the Merrimac U.S. Government Portfolio (the "Government Portfolio"), each a series of the Merrimac Master Portfolio (the "Master Portfolio"). The Master Portfolio has requested that its shareholders take action to approve investment sub-adviser agreements for the Cash Portfolio and Government Portfolio. The Trust has previously agreed with the Master Portfolio that all actions requiring a vote of the Funds, as shareholders of the Cash Portfolio or Government Portfolio, will be taken in accordance with instructions received from the underlying Shareholders of the Funds. For this reason, the meeting of the Shareholders of each of the Funds has been called to vote on the first proposal described in this Proxy Statement. Immediately following the Meeting, two separate meetings (the "Cash Portfolio Shareholder Meeting" and "Government Portfolio Shareholder Meeting") of the shareholders of each of the Cash Portfolio and Government Portfolio will be held to consider and vote on the proposals described in this Proxy Statement. This Proxy Statement also serves as the proxy statement for the Cash Portfolio Shareholder Meeting and Government Portfolio Shareholder Meeting. With respect to the proposals, the entire interest that each of the Funds holds in the Cash Portfolio or Government Portfolio will be voted at the Cash Portfolio Shareholder Meeting or Government Portfolio Shareholder Meeting, respectively, in direct proportion to the votes cast by the Shareholders of the respective Fund, for and against such proposal at the Meeting. Shares not voted by Shareholders will be voted as abstentions at the Cash Portfolio Shareholder Meeting and Government Portfolio Shareholder Meeting.


                            MATTERS TO BE ACTED UPON

                                 PROPOSAL NO. 1
                 APPROVAL OF INVESTMENT SUB-ADVISER AGREEMENTS
                                  (BOTH FUNDS)

         Shareholders of each Fund are being asked to approve a new Investment Sub-Adviser Agreement (the "New Advisory Agreement") between the Adviser and the Sub-Adviser.

BACKGROUND


         As discussed in the Trust's Prospectuses, the Cash Series and the Government Series are each a feeder fund within a two-tier structure, commonly referred to as a master/feeder mutual fund structure. A fund in a master/feeder structure, unlike other mutual funds which directly acquire and manage their own portfolio of securities, seeks to achieve its investment objective by investing all of its investable assets in a related portfolio. As feeder funds in a master/feeder structure, the Cash Series seeks to achieve its investment objective by investing all of its investable assets in the Cash Portfolio and the Government Series seeks to achieve its investment objective by investing all of its investable assets in the Government Portfolio.

         The Cash Series and the Government Series are separate series of the Trust. The Trust is a Delaware business trust and is registered as open-end management investment companies with the Securities and Exchange Commission. BISYS Inc. is the distributor of shares of the Cash Series and the Government Series. The Cash Portfolio and the Government Portfolio are separate series of the Master Portfolio, a New York common law trust registered as an open-end diversified management investment company. Investors Bank serves as the Master Portfolio's investment adviser with respect to the Cash Portfolio and the Government Portfolio. The address of the Adviser is 200 Clarendon Street, Boston, Massachusetts 02116. The Adviser, in its capacity as the Master Portfolio's investment adviser, has engaged an investment sub-adviser to manage the Cash Portfolio and the Government Portfolio. Until June 1, 2003, Opus Investment Management, Inc. ("Opus"), formerly Allmerica Asset Management, Inc., served as investment sub-adviser for the Cash Portfolio and the Government Portfolio under investment sub-advisory agreements by and among Opus, the Adviser and the Master Portfolio, dated September 1, 1998 and June 2, 1999, respectively (the "Former Investment Sub-Adviser Agreements").

         The Trustees of the Master Portfolio who are not "interested persons" of the Master Portfolio, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), met on April 16, 2003 to consider information and materials relating to the Adviser and Opus. Subsequent to the April 16, 2003 meeting, the Trustees received similar information and materials relating to Lincoln Capital, a potential candidate to replace Opus as the sub-adviser for each Portfolio. At a meeting held on May 6, 2003, the Board of Trustees of the Master Portfolio, including the Independent Trustees, reviewed information provided with respect to the Adviser, Opus and Lincoln Capital and met with representatives of each organization. The Trustees also learned that members of the portfolio management team at Opus with responsibility for managing the investment program for the Portfolio had departed Opus and had accepted employment at Lincoln. At that meeting the Board of Trustees, including a majority of the Independent Trustees, voted to continue the agreement under which the Adviser serves as the investment adviser to the Cash Portfolio and Government Portfolio of the Master Portfolio, but deferred action on the Former Investment Sub-Adviser Agreements pending receipt of additional information regarding the personnel and operations of Opus and Lincoln Capital. At a meeting held on May 16, 2003, the Trustees received, reviewed and discussed additional information provided by management relating to the personnel and operations of Opus and Lincoln Capital as part of a proposal to replace Opus as the sub-adviser of each Portfolio. At this time the Trustees also learned that members of the credit and compliance teams at Opus with responsibility for credit research and compliance for the Portfolio had departed Opus and had accepted employment at Lincoln. At the May 16, 2003 meeting it was agreed that a third party would conduct a review of Lincoln Capital's compliance systems and that the Trustees would review the results of such request at a meeting to be held on May 23, 2003. At the May 23, 2003 meeting, the Board of Trustees of the Master Portfolio, including the Independent Trustees, determined not to approve renewal of the Former Investment Sub-Adviser Agreements thereby causing the agreements to terminate in accordance with their terms on June 1, 2003. In addition, the Board of Trustees of the Master Portfolio, including the Independent Trustees, voted to appoint Lincoln Capital as investment sub-adviser under new investment sub-adviser agreements. The terms of the new investment sub-adviser agreements with Lincoln Capital (the "New Investment Sub-Adviser Agreements") are substantially similar to the terms of the respective Former Investment Sub-Adviser Agreements. The New Investment Sub-Adviser Agreements became effective as of June 1, 2003, and will continue after an interim period of 150 days only if approved by shareholders. Each New Investment Sub-Adviser Agreement may also be terminated in accordance with its termination provisions.

         As a result of the requirements of the 1940 Act, shareholder approval is required to continue the effectiveness of the New Investment Sub-Adviser Agreements beyond the 150-day interim period, which commenced on June 1, 2003.


         At the Meeting, Shareholders are being asked to approve the New Investment Sub-Adviser Agreements between the Adviser and Lincoln Capital. The New Investment Sub-Adviser Agreements are substantially similar to the Former Investment Sub-Adviser Agreements. Copies of the New Investment Sub-Adviser Agreements are set forth in Exhibit A to this Proxy Statement.

         Under the investment advisory agreements between the Master Portfolio (on behalf of the Cash Portfolio and the Government Portfolio) and the Adviser, the Adviser may select, subject to the review and approval of the Master Portfolio's Board of Trustees, a portfolio adviser or portfolio advisers to manage the investments of the Cash Portfolio and Government Portfolio. For information regarding Lincoln Capital that the Board of Trustees considered in making this selection, see "Information about Lincoln Capital."

FORMER INVESTMENT SUB-ADVISER AGREEMENTS


         Opus served as investment sub-adviser for the assets of the Cash Portfolio and the Government Portfolio under the Former Investment Sub-Adviser Agreements until June 1, 2003. The Former Investment Sub-Adviser Agreement for the Cash Portfolio was last approved by the shareholders of the Cash Series on August 11, 1998. Shareholder approval of the Former Investment Sub-Adviser Agreement for the Cash Portfolio was necessitated by the termination of a prior investment sub-adviser agreement with The Bank of New York. The Board of Trustees of the Trust, including the Trustees who were not "interested persons," of the Trust, last approved the Former Investment Sub-Adviser Agreement for the Cash Portfolio on May 2, 2002. The Former Investment Sub-Adviser Agreement for the Government Portfolio was last approved by the initial shareholder of the Government Series on June 29, 1999. The Board of Trustees of the Trust, including the Trustees who were not "interested persons," of the Trust, last approved the Former Investment Sub-Adviser Agreement for the Government Portfolio on May 2, 2002.


NEW INVESTMENT SUB-ADVISER AGREEMENTS


         The New Investment Sub-Adviser Agreements were approved by the Trustees of the Trust, including the Independent Trustees of the Trust, on May 23, 2003. The terms of the New Investment Sub-Adviser Agreements are substantially similar to those of the Former Investment Sub-Adviser Agreements. The description of the New Investment Sub-Adviser Agreements set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit A.


         Under the New Investment Sub-Adviser Agreements, Lincoln Capital will manage the investment and reinvestment of the assets of the Cash Portfolio and the Government Portfolio, subject to and in accordance with the respective investment objectives, policies and restrictions of the Cash Portfolio and the Government Portfolio, and any directions which the Adviser or the Master Portfolio's Board of Trustees may give from time to time with respect to the Cash Portfolio and the Government Portfolio. In this regard, Lincoln Capital will make all determinations with respect to the investment of the Cash Portfolio's and the Government Portfolio's assets and the purchase and sale of portfolio securities. Lincoln Capital will render regular reports to the Master Portfolio's Board of Trustees and to the Adviser.

         The New Investment Sub-Adviser Agreements state that Lincoln Capital's primary objective when placing orders with brokers and dealers will be to obtain best execution, which is to place transactions where the Cash Portfolio and the Government Portfolio can obtain the most favorable combination of price and execution services. The affiliated brokerage provisions in the New Investment Sub-Adviser Agreements permit Lincoln Capital to place brokerage transactions with broker-dealers affiliated with Lincoln Capital.

         The New Investment Sub-Adviser Agreements will, assuming they are approved by Shareholders pursuant to this Proxy Statement, continue in effect until June 1, 2004, and will continue thereafter provided that such continuance is specifically approved at least annually by: (1) the vote of the holders of a majority of the respective outstanding voting securities of the Cash Portfolio and the Government Portfolio or by vote of a majority of the Master Portfolio's Board of Trustees; and (2) by the vote of a majority of the Trustees of the Master Portfolio who are not parties to the New Investment Sub-Adviser Agreements or interested persons of either the Adviser, Lincoln Capital or the Master Portfolio cast in person at a meeting called for the purpose of voting on such approval.

         The New Investment Sub-Adviser Agreements may be terminated at any time, without payment of any penalty (1) by the Adviser, by the Master Portfolio's Board of Trustees or by a vote of the majority of the respective outstanding voting securities of the Cash Portfolio or the Government Portfolio, in any such case upon at least 60 days' prior written notice to Lincoln Capital, and (2) by Lincoln Capital upon at least 60 days' prior written notice to the Adviser and the Master Portfolio. The New Investment Sub-Adviser Agreements terminate automatically in the event of their assignment.

         The New Investment Sub-Adviser Agreements provide that, absent willful misfeasance, bad faith or negligence in the performance of its duties under the New Investment Sub-Adviser Agreements on the part of Lincoln Capital, Lincoln Capital will not be subject to liability to the Adviser, the Cash Portfolio, the Government Portfolio, the Master Portfolio or to any holder of an interest in the Cash Portfolio or Government Portfolio for any act or omission in the course of, or connected with, rendering services under the New Investment Sub-Adviser Agreements.

         As compensation for its services, Lincoln Capital will be paid a monthly fee on an annual basis in a manner identical to the fee arrangement under the Former Investment Sub-Adviser Agreements:

                 0.09% on the first $500,000,000 in net assets;
               0.07% on the next $500,000,000 in net assets; and
                  0.06% on net assets exceeding $1,000,000,000

INFORMATION ABOUT LINCOLN CAPITAL


         Lincoln Capital, located at 260 Franklin Street, 14th Floor, Boston, Massachusetts 02111, provides investment advisory services to institutional clients consisting of private and public pension plans, savings plans, registered and private investment companies, charitable foundations, university endowments, trust, corporations and Taft-Hartley organizations. Lincoln Capital recently hired a money market portfolio management team. This team of investment professionals manages the investment program for the Cash Portfolio and the Government Portfolio and is substantially the same team of investment professionals who managed the investment program for such Portfolios at Opus.


         Lincoln Capital is a wholly owned subsidiary of Lehman Brothers Holdings Inc. ("Lehman"), a publicly held corporation whose shares are listed on the New York Stock Exchange. Lehman, located at 399 Park Avenue, New York, NY, 10022, owns 100% of the outstanding capital stock of Lincoln Capital.

         Lincoln Capital serves as the investment sub-adviser for the Merrimac Prime Portfolio (the "Prime Portfolio"), another series of the Master Portfolio with similar investment objectives and policies to the Cash Portfolio and the Government Portfolio. For its services as sub-adviser to the Prime Portfolio, Lincoln Capital is paid a monthly fee on an annual basis in a manner identical to the fee arrangement for the Cash Portfolio and the Government Portfolio noted above. Lincoln Capital also serves as the sub-adviser for other investment companies, however, those mutual funds do not have the same investment objectives or policies as either the Cash Portfolio, the Prime Portfolio or the Government Portfolio. As of May 31, 2003, the Prime Portfolio had not commenced investment operations.

         Lehman Brothers Inc. ("LBI"), a subsidiary of Lehman, Lincoln Capital's parent company, is a broker/dealer registered with the Securities and Exchange Commission and a member of the National Association of Securities Dealers, Inc. When permitted by applicable law and subject to applicable limitations in the rules, regulations and exemptive orders regulating such transactions, Lincoln Capital may execute securities, currency exchange, futures and other transactions for client accounts through LBI or other broker/dealers affiliated with Lehman ("Affiliated Broker/Dealers").

         Listed at Appendix A are the names, addresses and principal occupations of the Directors and principal executive officers of Lincoln Capital. Listed at Appendix B are the names, addresses and principal occupations of the Directors and principal executive officers of the Adviser.

TRUSTEES' CONSIDERATION


         In considering the New Investment Sub-Adviser Agreements, the Board of Trustees of the Master Portfolio, including the Independent Trustees, considered a number of factors, including the following: the nature, quality and extent of the services to be furnished by Lincoln Capital; a third party assessment of Lincoln Capital's compliance program, including those matters related to compliance with Rule 2a-7 under the 1940 Act with respect to the Portfolios; the experience of Lincoln Capital's personnel in managing investment programs for other registered investment companies; the fact that the fees to be charged by Lincoln Capital are identical to the fees previously charged by Opus; the performance record for the Portfolios achieved by the professional staff at Lincoln Capital while they were managing the investment program for the Portfolios at Opus; the existing shareholders' confidence in such professional staff; possible benefits to Lincoln Capital from serving as sub adviser to the Cash Portfolio and the Government Portfolio; Lincoln Capital's (and its parent company's) financial resources and the continuance of appropriate incentives to assure that Lincoln Capital will continue to furnish high quality services to the Cash Portfolio and the Government Portfolio; and various other factors. Throughout the process, the Independent Trustees were represented by independent counsel and periodically met separately with independent counsel to review the information presented by management and consider appropriate actions with respect to the approval of the New Investment Sub-Adviser Agreements.


         The Board of Trustees of the Master Portfolio reached the following conclusions regarding the New Investment Sub-Adviser Agreements, among others:
(A) Lincoln Capital is qualified to manage the assets of the Cash Portfolio and the Government Portfolio in accordance with investment objectives and policies of each Fund; (B) Lincoln Capital maintains appropriate compliance programs;
(C) Lincoln Capital's investment strategy is appropriate for pursuing the investment objectives of the Cash Portfolio and the Government Portfolio; and
(D) the fees for the services to be provided under the New Investment Sub-Adviser Agreements are reasonable in relation to the fees charged to similar funds and to the services to be provided by Lincoln Capital under the Agreements.

         After a comprehensive review of the matter, the Board of Trustees of the Master Portfolio concluded that the Cash Portfolio and the Government Portfolio should receive investment advisory services under the New Investment Sub-Adviser Agreements, equal or superior to those they had received under the Former Investment Sub-Adviser Agreements.


         The Board of Trustees of the Master Portfolio believes that the terms of the New Investment Sub-Adviser Agreements are fair to, and in the best interest of, the Cash Portfolio and the Government Portfolio, the Cash Series and the Government Series and their shareholders. The Board of Trustees of the Master Portfolio, including the Independent Trustees of the Master Portfolio voting separately, recommends that shareholders of the Master Portfolio approve the New Investment Sub-Adviser Agreements by and among Lincoln Capital, the Adviser and the Master Portfolio.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL NO. 1.


VOTE REQUIRED

         At the Meeting, the Shareholders of the Cash Series and the Government Series will vote on the respective New Investment Sub-Adviser Agreements.


         The affirmative vote of the respective holders of a "majority of the outstanding voting securities" of each of the Cash Series and Government Series, are required to approve the New Investment Sub-Adviser Agreements for each Fund. "Majority of the outstanding voting securities" for this purpose under the 1940 Act, means the lesser of (1) 67% of the respective securities of the Cash Series and Government Series present, if more than 50% of the respective outstanding securities of the Cash Series and Government Series are represented, or (2) more than 50% of the respective outstanding securities of the Cash Series and Government Series. Should the New Investment Sub-Adviser Agreements not receive Shareholder approval at the Meeting, the Board will evaluate other alternatives, and may determine that it is in the best interests of the Shareholders to approve the interim new investment sub-adviser agreements by and among the Adviser, the Master Portfolio and a different investment sub-adviser and may seek Shareholder approval for such agreements.

         Shares of each Fund that are voted, shares which abstain and broker non-votes (shares for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter) will be counted for purposes of determining whether there is a quorum at the meeting. Abstentions and broker non-votes have the same effect as votes against a proposal.


                                 PROPOSAL NO. 2
                APPROVAL OF A "MANAGER-OF-MANAGERS" ARRANGEMENT
                                 FOR THE FUNDS
                                  (BOTH FUNDS)

         Shareholders of each Fund are being asked to approve a new "Manager-of-Managers" arrangement permitting the Adviser to enter into investment sub-adviser agreements (each a "Sub-Advisory Agreement") with investment management organizations (each a "Sub-Adviser"), or to materially modify an existing Sub-Adviser Agreement, without such Sub-Adviser Agreement being approved by the shareholders of the applicable Fund. Under these circumstances, the Adviser would act as a "Manager-of-Managers."


         At a meeting of the Board held on May 23, 2003, Trustees of the Trust, including a majority of Independent Trustees voted to approve the submission of a "Manager-of-Managers" arrangement to Shareholders of the Funds.


CURRENT INVESTMENT ADVISER AGREEMENTS


         Under the current Investment Adviser Agreements (the "Current Agreements"), the Adviser provides investment advisory services to the Cash Portfolio and the Government Portfolio of the Master Portfolio (the "Portfolios"), including, but not limited to, economic research and securities analyses, investing, reporting and supervision, and formulation and implementation of an investment program for each Portfolio consistent with that Portfolio's investment objective and policies. The Current Agreements authorize the Adviser to delegate a number of these duties to one or more sub-advisers for the Portfolios. Subject to the approval of the Master Portfolio's Board of Trustees and of the shareholders of the respective Portfolios, the Adviser may enter into sub-adviser agreements to engage one or more sub-advisers with respect to the Portfolios. In its capacity as adviser, the Adviser monitors the investment program of each sub-adviser, reviews all data and financial reports prepared by each sub-adviser, establishes and maintains communications with each sub-adviser, and oversees all matters relating to the purchase and sale of investment securities, corporate governance, third party contracts and regulatory compliance reports. However, Section 15(a) of the Investment Company Act requires that a majority of the outstanding shares of a Portfolio approve all written investment advisory contracts. Consequently, any recommendations concerning the appointment of a new sub-adviser or material modification of a sub-adviser agreement made by the Adviser and approved by the Master Portfolio's Board of Trustees must be presented for approval to the particular Portfolio's shareholders in a special meeting of the shareholders called for that purpose.


PROPOSED MANAGER-OF-MANAGERS ARRANGEMENT


         The Adviser and the Master Portfolio have received an order from the Securities and Exchange Commission (the "SEC") granting an exemption from
Section 15(a) (and certain other provisions of the 1940 Act). The relief permits the Adviser, with the approval of the Master Portfolio's Board of Trustees, to enter into, modify or terminate sub-adviser agreements without requiring shareholder approval. As a condition of the relief granted, shareholders of the Fund must be furnished with an information statement within 90 days of the date that a new sub-adviser is appointed. The information statement must contain all the information that would have been provided in a proxy statement had shareholder approval been required. The Portfolios will continue to obtain shareholder approval of a sub-adviser agreement with a sub-adviser considered to be an "affiliated person" (as defined in the 1940
Act) of the Portfolios or the Adviser, other than by reason of serving as a sub-adviser to one or more of the Portfolios ("Affiliated Sub-Adviser"). In addition, the Board of Trustees of the Master Portfolio and the Adviser would not be able to materially amend the Current Agreements without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory agreements.


         The Manager-of-Managers arrangement will enable the Portfolios to operate with greater efficiency by allowing the Adviser to employ sub-advisers best suited to the needs of the Portfolios, without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or sub-adviser agreements. If the Shareholders of the Portfolios approve the Manager-of-Managers arrangement, the Adviser will be authorized to: (1) set a Portfolio's overall investment strategies, (2) recommend and select one or more sub-advisers for each Portfolio, (3) allocate a Portfolio's assets among different sub-advisers as deemed appropriate, (4) monitor and evaluate the performance of a Portfolio's sub-advisers, (5) recommend to the Portfolios' Board of Trustees whether a sub-adviser agreement should be approved, renewed, modified or terminated, and (6) implement procedures to ensure that a sub-adviser complies with a Portfolio's investment objective, policies and restrictions. Any of the above actions reserved by the Adviser would be reviewed and approved by the Portfolios' Board of Trustees, including a majority of the Independent Trustees, before implementation.

EVALUATION BY THE BOARD OF TRUSTEES

         In determining whether or not it was appropriate to approve the Manager-of-Managers arrangement and to recommend approval to shareholders, the Portfolios' Board of Trustees, including the Independent Trustees, considered certain information and representations provided by the Adviser. Further, the Independent Trustees were advised by independent legal counsel with respect to these matters. On February 3, 2000, the Portfolios' Board of Trustees approved the Manager-of-Managers arrangement and on May 23, 2003, the Portfolios' Board of Trustees voted to submit this proposal to shareholders of each Portfolio.

         The Portfolios' Board of Trustees believes that allowing the Adviser to hire new sub-advisers or negotiate sub-adviser agreements for the Portfolios without incurring the expenses or delays of obtaining shareholder approval is in the best interests of each Portfolio's shareholders, and will allow the Portfolios to operate more efficiently. Currently, in order for the Adviser to appoint a new sub-adviser or materially modify a sub-advisory agreement, a Portfolio must solicit votes and hold a special meeting of its shareholders. If the Adviser could appoint new sub-advisers or materially modify sub-advisory agreements without having to hold special shareholder meetings, the Portfolios' Board of Trustees would be able to act more quickly and with less expense to appoint a new sub-adviser when the Board and the Adviser believe that the appointment would benefit a Portfolio and its shareholders.

         Moreover, the Portfolios' Board of Trustees will continue to provide oversight of the Adviser's sub-adviser selection process to ensure that shareholders' interests are protected when the Adviser selects a new sub-adviser or modifies a sub-adviser agreement for any Portfolio. The Portfolios' Board of Trustees, including a majority of the Independent Trustees, will evaluate and approve all new sub-adviser agreements as well as any modifications to all sub-adviser agreements entered into by the Adviser on behalf of a Portfolio. In performing this oversight function, the Portfolios' Board of Trustees will analyze all factors that it considers to be relevant to the evaluation including, but not limited to, the services and expertise provided by the sub-advisers, and the oversight functions maintained by the Adviser. The Portfolios' Board of Trustees believes that its review will ensure that the Adviser continues to act in the best interests of the Portfolios and their shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Portfolios' Board of Directors unanimously approved the Manager-of-Managers arrangement, and voted to recommend its approval by shareholders.

         Implementation of the arrangement is contingent upon shareholder approval of the arrangement.


THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL NO. 2.


VOTE REQUIRED

         At the Meeting, the Shareholders of the Cash Series and Government Series will vote on the Manager-of-Managers arrangement.


         The affirmative vote of the respective holders of a "majority of the outstanding voting securities" of each of the Cash Series and Government Series, are required to approve the Manager-of-Managers arrangement. "Majority of the outstanding voting securities" for this purpose under the 1940 Act, means the lesser of (1) 67% of the respective securities of the Cash Series and Government Series present, if more than 50% of the respective outstanding securities of the Cash Series and Government Series are represented, or (2) more than 50% of the respective outstanding securities of the Cash Series and Government Series. Should the Manager-of-Managers arrangement not receive Shareholder approval at the Meeting by a Fund, such Fund will continue to request Shareholder approval prior to entering into or materially amending a sub-advisory agreement until such time as a Manager-of-Managers arrangement is approved by Shareholders.

         Shares of each Fund that are voted, shares which abstain and broker non-votes (shares for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter) will be counted for purposes of determining whether there is a quorum at the meeting. Abstentions and broker non-votes have the same effect as votes against a proposal.


                              GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

         Management of the Funds does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

VOTING RIGHTS


         Only Shareholders of record at the close of business on Monday, June 30, 2003, (the "Record Date"), will be entitled to vote at the Meeting. Appendix C sets forth the number of shares outstanding for each Fund as of the Record Date.


         The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions, any proxy that is signed and returned will be voted FOR the proposals. With respect to any other matters (none of which are now known to the Boards) that may be presented at the Meeting, all proxies will be voted in the discretion of the persons appointed as proxies.


         A Shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Secretary of the Trust, as applicable, a written revocation or a duly executed proxy bearing a later date. The proxy will not be voted if the Shareholder is present at the Meeting and elects to vote in person. Attendance at the Meeting will not, by itself, serve to revoke the proxy.

         Under the Declaration of Trust of the Trust, the presence in person or by proxy of the holders of record of thirty percent of the shares issued and outstanding and entitled to vote constitutes a quorum for the transaction of business at a shareholders' meeting. If a Shareholder abstains, the shares represented will be counted as present and entitled to vote on the matter for purposes of determining a quorum at the Meeting, but the abstention will have the effect of a negative vote on the proposal.

         As of the Record Date, the Cash Series owns 73.70% of the outstanding voting securities of the Cash Portfolio and the Government Series owns 100% of the outstanding voting securities of the Government Portfolio.

         The principal solicitation of proxies will be by mail, but proxies may also be solicited by telephone, telegraph and personal contact by Directors, Trustees, officers and employees of the Trust.


EXPENSES

         Certain costs associated with the preparation, filing and distribution of the Proxy Statement, the solicitation and the Meeting will be borne proportionately by each of the Funds.

ADDITIONAL PROXY SOLICITATION INFORMATION

         In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of the Adviser and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

         If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card(s) or authorization card(s), as applicable, originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy, they may contact Investors Bank toll-free at 1-888-637-7622. Any proxy given by a shareholder is revocable until voted at the Meeting.

SHAREHOLDER PROPOSALS

         The Funds are not required to hold annual meetings of shareholders and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

ADJOURNMENTS

         If, for either Fund, a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of each affected Fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment.

OWNERSHIP OF SHARES IN THE FUND


         As of June 30, 2003, trustees and officers of the Trust collectively owned less than 1% of each Fund's outstanding shares.

         Appendix D contains information regarding those persons who held 5% or more of the outstanding shares of either Fund as of June 30, 2003.




         PLEASE COMPLETE THE ENCLOSED PROXY CARD(S) OR AUTHORIZATION CARD(S), AS APPLICABLE, AND RETURN THE CARD(S) PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE. You may revoke your proxy at any time prior to the Meeting by written notice to Investors Bank or by submitting a proxy card bearing a later date.

                                                 By Order of the Board,



                                                 Susan C. Mosher
                                                 Secretary

                                                                      EXHIBIT A

                        INVESTMENT SUB-ADVISER AGREEMENT

Agreement made as of this __ day of June, 2003, between Investors Bank and Trust Company - Advisory Division (the "Adviser"), a Massachusetts banking corporation, and Lincoln Capital Fixed Income Management Company, LLC (the "Sub-Adviser"), a Delaware limited liability company.

WHEREAS, MERRIMAC CASH PORTFOLIO (the "Portfolio") is a series of the Merrimac Master Portfolio (the "Trust"), which is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the "SEC") pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), and the Trust has appointed the Adviser as the investment adviser for the Portfolio, pursuant to the terms of an Investment Adviser Agreement (the "Adviser Agreement"); and

WHEREAS, the Adviser Agreement provides that the Adviser may, at its option, subject to approval by the Trustees of the Trust (hereinafter, the "Trustees") and, to the extent necessary, shareholders of the Portfolio, appoint a sub-adviser to assume certain responsibilities and obligations of the Adviser under the Adviser Agreement; and

WHEREAS, the Adviser desires to appoint the Sub-Adviser as its sub-adviser for the Portfolio and the Sub-Adviser is willing to act in such capacity upon the terms herein set forth; and

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Adviser and the Sub-Adviser, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  Appointment

           (a) The Adviser hereby appoints the Sub-Adviser as the investment sub-adviser of the Portfolio to provide investment advice and to perform for the Portfolio such other duties and functions as are hereinafter set forth. The Sub-Adviser hereby accepts such appointment and agrees to give the Portfolio and the Trustees, directly or through the Adviser, the benefit of the Sub-Adviser's best judgment, effort, advice and recommendations in respect of its duties as defined in Section 3.

           (b) The Adviser hereby represents and warrants to the Sub-Adviser, which representations and warranties shall be deemed to be continuing, that (i) it has full power and authority to enter into this Agreement and to delegate investment management discretion on behalf of the Portfolio to the Sub-Adviser, and (ii) it has taken all necessary and proper action to authorize the execution and delivery of this Agreement.

           (c) The Sub-Adviser hereby represents and warrants to the Adviser, which representations and warranties shall be deemed to be continuing, that (i) it has full power and authority to enter into this Agreement, and (ii) it has taken all necessary and proper action to authorize the execution and delivery of this Agreement.

2.  Delivery of Documents

Prior to the execution of this Agreement, the Adviser will furnish the Sub-Adviser with copies, properly certified or authenticated, of each of the following documents:

           (a) Resolutions adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust under the 1940 Act, authorizing the appointment of the Sub-Adviser and approving this Agreement;

           (b) The Trust's Registration Statement on Form N-1A under the 1940 Act, as amended through the date hereof (the "Registration Statement");

           (c) The current Confidential Offering Circular, Prospectus or similar document of any entity which the Trust has authorized as an investor in the Portfolio;

           (d) All currently effective investment related policies and procedures applicable to the Portfolio (the "Investment Procedures"); and

           (e) The Adviser Agreement.

3.  Sub-Adviser Duties

The Sub-Adviser shall, subject to the direction and control of the Trustees or the general supervision of the Adviser, and in accordance with the objective and policies of the Portfolio and the implementation thereof as set forth in the Registration Statement and the Investment Procedures and applicable laws:
(i) regularly provide investment advice and recommendations to the Portfolio, with respect to the Portfolio's investments, investment policies and the purchase and sale of securities; (ii) supervise and monitor continuously the investment program of the Portfolio and the composition of its portfolio and determine what securities and other investments shall be purchased and sold by the Portfolio; (iii) arrange, subject to the provisions of Section 5 hereof, for the purchase of securities and other investments for the Portfolio and the sale of securities and other investments of the Portfolio; (iv) provide reports on the foregoing to the Adviser in such detail as the Adviser may reasonably deem to be appropriate in order to permit the Adviser to determine the adherence by the Sub-Adviser to the investment policies and legal requirements of the Portfolio; and (v) make its officers and employees available to the Adviser at reasonable times to review the investment policies of the Portfolio and to consult with the Adviser regarding the investment affairs of the Portfolio. The Adviser agrees to provide the Sub-Adviser copies of all amendments to the Registration Statement and the Investment Procedures that may be filed or adopted during the term of this Agreement prior to the effectiveness thereof, and the Sub-Adviser agrees to provide services hereunder in conformity with the Registration Statement and the Investment Procedures as so amended.

4.  Compensation of the Sub-Adviser

The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered and for the expenses borne by the Sub-Adviser, a fee, determined as described in Schedule A which is attached hereto and made a part hereof. Such fee shall be paid by the Adviser and the Trust shall have no liability therefor. Nothing in this Agreement shall require the Sub-Adviser to bear expenses of the Adviser, the Portfolio or the Trust.

5.  Portfolio Transactions and Brokerage

The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with issuers, brokers, dealers or banks selected by the Sub-Adviser, which may include where permissible under the 1940 Act and the rules and regulations thereunder (or pursuant to the terms of any applicable exemptive order issued by the SEC), brokers or dealers affiliated with the Sub-Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser always shall seek best execution, which is to place transactions where the Portfolio can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker or dealer, and to deal directly with a principal market in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. Nothing in this Agreement shall preclude the combining of orders for the sale or purchase of securities or other investments with other accounts managed by the Sub-Adviser or its affiliates, provided that the Sub-Adviser does not favor any account over any other account and provided that any purchase or sale orders executed contemporaneously shall be allocated in an equitable manner among the accounts involved.

6.  Interested Trustees or Parties

It is understood that Trustees, officers, and shareholders of the Trust may be or become interested in the Adviser or the Sub-Adviser as directors, officers or employees and that directors, officers and stockholders of the Adviser or the Sub-Adviser may be or become similarly interested in the Trust, and that the Adviser or the Sub-Adviser may be or become interested in the Trust as a shareholder or otherwise.

7.  Services Not Exclusive

The services of the Sub-Adviser to the Adviser are not to be deemed exclusive, the Sub-Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Adviser's ability to meet all of its obligations with respect to rendering investment advice hereunder. The Sub-Adviser, its affiliates and its other clients may at any time acquire or dispose of securities which are at the same time being acquired or disposed of for the account of the Portfolio. The Sub-Adviser shall not be obligated to acquire for the Portfolio any security or other investment which the Sub-Adviser or its affiliates may acquire for its or their own accounts or for the account of another client.

8.  Compliance; Books and Records

           (a) The Sub-Adviser agrees to maintain compliance procedures which are reasonably designed to ensure that the Portfolio's investment holdings and transactions comply with the applicable provisions of the 1940 Act and any rules or regulations thereunder and the investment objective, policies and restrictions of the Portfolio as set forth in the current Registration Statement and Investment Procedures.

           (b) The Sub-Adviser shall maintain, and shall furnish to the Adviser and the Trust, copies of all records relating to the services provided by the Sub-Adviser hereunder which are required to be maintained by the Trust pursuant to the provisions of Rule 31a-1 under the 1940 Act or by any other rule thereunder or by the Investment Procedures, or which relate to the compliance procedures required by paragraph (a) of this Section 8 as the Adviser or the Trust may reasonably request.

           (c) The Sub-Adviser agrees to provide upon reasonable request of the Adviser, information regarding the Sub-Adviser, including but not limited to, background information about the Sub-Adviser and its personnel, for use in connection with efforts to promote the Fund and the sale of its shares. The Adviser agrees that it shall not include, nor shall it permit any other person to include, any information relating or referring to the Sub-Adviser, its personnel or performance data in any prospectuses, statements of additional information, offering materials, advertisements, sales literature or other materials, without the prior approval of the Sub-Adviser.

           (d) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust in accordance with paragraph (b) of this
           Section 8 are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request, provided however that the Sub-Adviser shall be permitted to keep copies of all such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it is required to maintain by Rule 31a-1 under the 1940 Act. The Sub-Adviser will treat confidentially and as proprietary information of the Trust all records and other information obtained from the Trust relative to the investment funds that invest in the Trust ("Authorized Investors"), including prior or potential Authorized Investors, except as otherwise required by law.

9.  Limitation of Liability of Sub-Adviser; Indemnification

The Adviser agrees that the Sub-Adviser shall not be liable for any loss suffered by the Adviser, the Trust, Authorized Investors or their shareholders, or the Portfolio in connection with the performance of this Agreement by the Sub-Adviser, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser, the Trust, Authorized Investors or the Portfolio to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or negligence by the Sub-Adviser of its obligations and duties under this Agreement.

10.  Duration, Amendment and Termination

           (a) Subject to prior termination as provided in sub-section (d) of this Section 10, this Agreement shall continue in effect until June 1, 2004 and for successive annual periods thereafter, but only so long as the continuance after such initial period shall be specifically approved at least annually by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio and the Authorized Investors.

           (b) This Agreement may be modified by the written agreement of the Adviser, the Sub-Adviser and the Trust, such consent on the part of the Trust to be authorized by vote of a majority of the outstanding voting securities of the Portfolio if required by law. The execution of any such modification or amendment by a party shall constitute a representation and warranty to the other parties that all necessary consents or approvals with respect to such modification or amendment have been obtained in the manner required by law and by this Agreement.

           (c) In addition to the requirements of paragraphs (a) and (b) of this Section 10, the terms of any continuance, modification or amendment of the Agreement must have been approved by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

           (d) Each of the Adviser, the Sub-Adviser or the Trust may, at any time on not less than sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, and in the case of the Trust, such action may be taken by the Trustees, or by vote of a majority of it's the outstanding voting securities of the Portfolio.

           (e) This Agreement shall terminate automatically in the event of its assignment.

           (f) Termination of this Agreement shall not relieve the Adviser nor the Sub-Adviser from any liability or obligation in respect of any matters, undertakings or conditions which shall not have been done, observed or performed prior to such termination. All records of the Trust in the possession of the Sub-Adviser shall be returned to the Trust as soon as reasonably practicable after the termination of this Agreement, provided however, that the Sub-Adviser shall be permitted to keep copies of all such records.

11.  Disclaimer of Shareholder Liability

The Adviser and the Sub-Adviser understand that the obligations of the Trust under this Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust's property.

12.  Miscellaneous

           (a) The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder as now in effect or as hereafter amended.

           (b) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

           (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

           (d) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

           (e) This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

           (f) Any notice under this Agreement shall be effective when it is actually received by the party to whom it is given and shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at the following address, or such other address as a party may designate by notice given in accordance with this paragraph (f) of Section 12 for the receipt of such notice.

           If to the Adviser:
                  Andrew Josef
                  Investors Bank & Trust Company - Advisory Division 200 Clarendon Street
                  Mail Stop EXL 35
                  Boston, Massachusetts  02106


           If to the Sub-Adviser:
                  Lincoln Capital Fixed Income Management, LLC
                  200 South Wacker Drive
                  Chicago, Illinois  60606
                  Attn:  Bradley Tank

           If to the Trust:
                  Paul Jasinski
                  Merrimac Master Portfolio
                  200 Clarendon Street
                  Mail Stop MER 091
                  Boston, Massachusetts 02106



             [THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

           IN WITNESS WHEREOF, the parties have caused this instrument to be executed by their respective officers designated below as of the day and year first above written.

                                    INVESTORS BANK & TRUST COMPANY - ADVISORY
                                    DIVISION ("ADVISER")

                                    By:
                                        ------------------------------------
                                    Name:
                                    Title:


                                    LINCOLN CAPITAL FIXED INCOME MANAGEMENT
                                    COMPANY, LLC ("SUB-ADVISER")

                                    By:
                                        ------------------------------------
                                    Name:
                                    Title:

The Merrimac Master Portfolio on behalf of the Merrimac Cash Portfolio hereby acknowledges the execution of this Agreement

MERRIMAC MASTER PORTFOLIO
("THE TRUST")


By:
    ----------------------------------------
Name:  Paul J. Jasinski
Title: President and Chief Executive Officer

                                   SCHEDULE A

The Adviser will pay to the Sub-Adviser as full compensation for the Sub-Adviser's services rendered an annual fee, computed by applying the annual percentage rates set forth below to the average daily net assets of the Portfolio during the calendar month:

                   0.09% on the first $500,000,000 in assets;
                 0.07% on the next $500,000,000 in assets; and
                    0.06% on assets exceeding $1,000,000,000

The fee for each month shall be payable within 30 business days after the end of the month. If this Agreement is effective for only a portion of any calendar month, the fee payable for such partial month shall be pro rated based upon the number of days during the month that the Agreement was in effect bears to the number of days in the month.

                        INVESTMENT SUB-ADVISER AGREEMENT

Agreement made as of this __ day of June, 2003, between Investors Bank and Trust Company - Advisory Division (the "Adviser"), a Massachusetts banking corporation, and Lincoln Capital Fixed Income Management Company, LLC (the "Sub-Adviser"), a Delaware limited liability company.

WHEREAS, MERRIMAC U.S. GOVERNMENT PORTFOLIO (the "Portfolio") is a series of the Merrimac Master Portfolio (the "Trust"), which is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the "SEC") pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), and the Trust has appointed the Adviser as the investment adviser for the Portfolio, pursuant to the terms of an Investment Adviser Agreement (the "Adviser Agreement"); and

WHEREAS, the Adviser Agreement provides that the Adviser may, at its option, subject to approval by the Trustees of the Trust (hereinafter, the "Trustees") and, to the extent necessary, shareholders of the Portfolio, appoint a sub-adviser to assume certain responsibilities and obligations of the Adviser under the Adviser Agreement; and

WHEREAS, the Adviser desires to appoint the Sub-Adviser as its sub-adviser for the Portfolio and the Sub-Adviser is willing to act in such capacity upon the terms herein set forth; and

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Adviser and the Sub-Adviser, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  Appointment

           (a) The Adviser hereby appoints the Sub-Adviser as the investment sub-adviser of the Portfolio to provide investment advice and to perform for the Portfolio such other duties and functions as are hereinafter set forth. The Sub-Adviser hereby accepts such appointment and agrees to give the Portfolio and the Trustees, directly or through the Adviser, the benefit of the Sub-Adviser's best judgment, effort, advice and recommendations in respect of its duties as defined in Section 3.

           (b) The Adviser hereby represents and warrants to the Sub-Adviser, which representations and warranties shall be deemed to be continuing, that (i) it has full power and authority to enter into this Agreement and to delegate investment management discretion on behalf of the Portfolio to the Sub-Adviser, and (ii) it has taken all necessary and proper action to authorize the execution and delivery of this Agreement.

           (c) The Sub-Adviser hereby represents and warrants to the Adviser, which representations and warranties shall be deemed to be continuing, that (i) it has full power and authority to enter into this Agreement, and (ii) it has taken all necessary and proper action to authorize the execution and delivery of this Agreement.

2.  Delivery of Documents

Prior to the execution of this Agreement, the Adviser will furnish the Sub-Adviser with copies, properly certified or authenticated, of each of the following documents:

           (a) Resolutions adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust under the 1940 Act, authorizing the appointment of the Sub-Adviser and approving this Agreement;

           (b) The Trust's Registration Statement on Form N-1A under the 1940 Act, as amended through the date hereof (the "Registration Statement");

           (c) The current Confidential Offering Circular, Prospectus or similar document of any entity which the Trust has authorized as an investor in the Portfolio;

           (d) All currently effective investment related policies and procedures applicable to the Portfolio (the "Investment Procedures"); and

           (e) The Adviser Agreement.

3.  Sub-Adviser Duties

The Sub-Adviser shall, subject to the direction and control of the Trustees or the general supervision of the Adviser, and in accordance with the objective and policies of the Portfolio and the implementation thereof as set forth in the Registration Statement and the Investment Procedures and applicable laws:
(i) regularly provide investment advice and recommendations to the Portfolio, with respect to the Portfolio's investments, investment policies and the purchase and sale of securities; (ii) supervise and monitor continuously the investment program of the Portfolio and the composition of its portfolio and determine what securities and other investments shall be purchased and sold by the Portfolio; (iii) arrange, subject to the provisions of Section 5 hereof, for the purchase of securities and other investments for the Portfolio and the sale of securities and other investments of the Portfolio; (iv) provide reports on the foregoing to the Adviser in such detail as the Adviser may reasonably deem to be appropriate in order to permit the Adviser to determine the adherence by the Sub-Adviser to the investment policies and legal requirements of the Portfolio; and (v) make its officers and employees available to the Adviser at reasonable times to review the investment policies of the Portfolio and to consult with the Adviser regarding the investment affairs of the Portfolio. The Adviser agrees to provide the Sub-Adviser copies of all amendments to the Registration Statement and the Investment Procedures that may be filed or adopted during the term of this Agreement prior to the effectiveness thereof, and the Sub-Adviser agrees to provide services hereunder in conformity with the Registration Statement and the Investment Procedures as so amended.

4.  Compensation of the Sub-Adviser

The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered and for the expenses borne by the Sub-Adviser, a fee, determined as described in Schedule A which is attached hereto and made a part hereof. Such fee shall be paid by the Adviser and the Trust shall have no liability therefor. Nothing in this Agreement shall require the Sub-Adviser to bear expenses of the Adviser, the Portfolio or the Trust.

5.  Portfolio Transactions and Brokerage

The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with issuers, brokers, dealers or banks selected by the Sub-Adviser, which may include where permissible under the 1940 Act and the rules and regulations thereunder (or pursuant to the terms of any applicable exemptive order issued by the SEC), brokers or dealers affiliated with the Sub-Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser always shall seek best execution, which is to place transactions where the Portfolio can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker or dealer, and to deal directly with a principal market in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. Nothing in this Agreement shall preclude the combining of orders for the sale or purchase of securities or other investments with other accounts managed by the Sub-Adviser or its affiliates, provided that the Sub-Adviser does not favor any account over any other account and provided that any purchase or sale orders executed contemporaneously shall be allocated in an equitable manner among the accounts involved.

6.  Interested Trustees or Parties

It is understood that Trustees, officers, and shareholders of the Trust may be or become interested in the Adviser or the Sub-Adviser as directors, officers or employees and that directors, officers and stockholders of the Adviser or the Sub-Adviser may be or become similarly interested in the Trust, and that the Adviser or the Sub-Adviser may be or become interested in the Trust as a shareholder or otherwise.

7.  Services Not Exclusive

The services of the Sub-Adviser to the Adviser are not to be deemed exclusive, the Sub-Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Adviser's ability to meet all of its obligations with respect to rendering investment advice hereunder. The Sub-Adviser, its affiliates and its other clients may at any time acquire or dispose of securities which are at the same time being acquired or disposed of for the account of the Portfolio. The Sub-Adviser shall not be obligated to acquire for the Portfolio any security or other investment which the Sub-Adviser or its affiliates may acquire for its or their own accounts or for the account of another client.

8.  Compliance; Books and Records

           (a) The Sub-Adviser agrees to maintain compliance procedures which are reasonably designed to ensure that the Portfolio's investment holdings and transactions comply with the applicable provisions of the 1940 Act and any rules or regulations thereunder and the investment objective, policies and restrictions of the Portfolio as set forth in the current Registration Statement and Investment Procedures.

           (b) The Sub-Adviser shall maintain, and shall furnish to the Adviser and the Trust, copies of all records relating to the services provided by the Sub-Adviser hereunder which are required to be maintained by the Trust pursuant to the provisions of Rule 31a-1 under the 1940 Act or by any other rule thereunder or by the Investment Procedures, or which relate to the compliance procedures required by paragraph (a) of this Section 8 as the Adviser or the Trust may reasonably request.

           (c) The Sub-Adviser agrees to provide upon reasonable request of the Adviser, information regarding the Sub-Adviser, including but not limited to, background information about the Sub-Adviser and its personnel, for use in connection with efforts to promote the Fund and the sale of its shares. The Adviser agrees that it shall not include, nor shall it permit any other person to include, any information relating or referring to the Sub-Adviser, its personnel or performance data in any prospectuses, statements of additional information, offering materials, advertisements, sales literature or other materials, without the prior approval of the Sub-Adviser.

           (d) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust in accordance with paragraph (b) of this
           Section 8 are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request, provided however that the Sub-Adviser shall be permitted to keep copies of all such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it is required to maintain by Rule 31a-1 under the 1940 Act. The Sub-Adviser will treat confidentially and as proprietary information of the Trust all records and other information obtained from the Trust relative to the investment funds that invest in the Trust ("Authorized Investors"), including prior or potential Authorized Investors, except as otherwise required by law.

9.  Limitation of Liability of Sub-Adviser; Indemnification

The Adviser agrees that the Sub-Adviser shall not be liable for any loss suffered by the Adviser, the Trust, Authorized Investors or their shareholders, or the Portfolio in connection with the performance of this Agreement by the Sub-Adviser, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser, the Trust, Authorized Investors or the Portfolio to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or negligence by the Sub-Adviser of its obligations and duties under this Agreement.

10.  Duration, Amendment and Termination

           (a) Subject to prior termination as provided in sub-section (d) of this Section 10, this Agreement shall continue in effect until June 1, 2004 and for successive annual periods thereafter, but only so long as the continuance after such initial period shall be specifically approved at least annually by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio and the Authorized Investors.

           (b) This Agreement may be modified by the written agreement of the Adviser, the Sub-Adviser and the Trust, such consent on the part of the Trust to be authorized by vote of a majority of the outstanding voting securities of the Portfolio if required by law. The execution of any such modification or amendment by a party shall constitute a representation and warranty to the other parties that all necessary consents or approvals with respect to such modification or amendment have been obtained in the manner required by law and by this Agreement.

           (c) In addition to the requirements of paragraphs (a) and (b) of this Section 10, the terms of any continuance, modification or amendment of the Agreement must have been approved by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

           (d) Each of the Adviser, the Sub-Adviser or the Trust may, at any time on not less than sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, and in the case of the Trust, such action may be taken by the Trustees, or by vote of a majority of it's the outstanding voting securities of the Portfolio.

           (e) This Agreement shall terminate automatically in the event of its assignment.

           (f) Termination of this Agreement shall not relieve the Adviser nor the Sub-Adviser from any liability or obligation in respect of any matters, undertakings or conditions which shall not have been done, observed or performed prior to such termination. All records of the Trust in the possession of the Sub-Adviser shall be returned to the Trust as soon as reasonably practicable after the termination of this Agreement, provided however, that the Sub-Adviser shall be permitted to keep copies of all such records.

11.  Disclaimer of Shareholder Liability

The Adviser and the Sub-Adviser understand that the obligations of the Trust under this Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust's property.

12.  Miscellaneous

           (a) The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder as now in effect or as hereafter amended.

           (b) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

           (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

           (d) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

           (e) This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

           (f) Any notice under this Agreement shall be effective when it is actually received by the party to whom it is given and shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at the following address, or such other address as a party may designate by notice given in accordance with this paragraph (f) of Section 12 for the receipt of such notice.

           If to the Adviser:
                  Andrew Josef
                  Investors Bank & Trust Company - Advisory Division 200 Clarendon Street
                  Mail Stop EXL 35
                  Boston, Massachusetts  02106


           If to the Sub-Adviser:
                  Lincoln Capital Fixed Income Management, LLC
                  200 South Wacker Drive
                  Chicago, Illinois  60606
                  Attn:  Bradley Tank

           If to the Trust:
                  Paul Jasinski
                  Merrimac Master Portfolio
                  200 Clarendon Street
                  Mail Stop MER 091
                  Boston, Massachusetts 02106



             [THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

           IN WITNESS WHEREOF, the parties have caused this instrument to be executed by their respective officers designated below as of the day and year first above written.

                                    INVESTORS BANK & TRUST COMPANY - ADVISORY
                                    DIVISION ("ADVISER")

                                    By:
                                        ------------------------------------
                                    Name:
                                    Title:


                                    LINCOLN CAPITAL FIXED INCOME MANAGEMENT
                                    COMPANY, LLC ("SUB-ADVISER")

                                    By:
                                        ------------------------------------
                                    Name:
                                    Title:

The Merrimac Master Portfolio on behalf of the Merrimac Cash Portfolio hereby acknowledges the execution of this Agreement

MERRIMAC MASTER PORTFOLIO
("THE TRUST")


By:
    ----------------------------------------
Name:  Paul J. Jasinski
Title: President and Chief Executive Officer

                                   SCHEDULE A

The Adviser will pay to the Sub-Adviser as full compensation for the Sub-Adviser's services rendered an annual fee, computed by applying the annual percentage rates set forth below to the average daily net assets of the Portfolio during the calendar month:

                   0.09% on the first $500,000,000 in assets;
                 0.07% on the next $500,000,000 in assets; and
                    0.06% on assets exceeding $1,000,000,000

The fee for each month shall be payable within 30 business days after the end of the month. If this Agreement is effective for only a portion of any calendar month, the fee payable for such partial month shall be pro rated based upon the number of days during the month that the Agreement was in effect bears to the number of days in the month.

                                                                                                                APPENDIX A

                               DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF LINCOLN CAPITAL

-------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS                 POSITION                        OTHER PRINCIPAL POSITIONS HELD SINCE DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------------
Kenneth Meyer                 Chairman, Chief Executive       Chairman and Chief Executive Officer - Lincoln Capital
200 S. Wacker Drive           Officer, Managing Director      Management Company
Chicago, IL 60606             January, 2003 - present         1981 - January, 2003
-------------------------------------------------------------------------------------------------------------------------
Richard Knee                  Chief Financial Officer,        Executive Vice President and Managing Director - Lincoln
200 S. Wacker Drive           Managing Director               Capital Management Company
Chicago, IL 60606             January, 2003 - present         1983 - January, 2003
-------------------------------------------------------------------------------------------------------------------------
Ann Benjamin                  Managing Director               Managing Director - Lincoln Capital Management Company
200 S. Wacker Drive           January, 2003 - present         1997 - January, 2003
Chicago, IL 60606
-------------------------------------------------------------------------------------------------------------------------
Bradley Jack                  Managing Director               Managing Director - Lehman Brothers Inc.
745 Seventh Avenue            January, 2003 - present         1984 - present
New York, NY  10022
-------------------------------------------------------------------------------------------------------------------------
Theodore Janulis              Managing Director               Managing Director - Lehman Brothers Inc.
399 Park Avenue               January, 2003 - present         1984 - present
New York, NY  10019
-------------------------------------------------------------------------------------------------------------------------
Andrew Johnson                Managing Director               Managing Director - Lincoln Capital Management Company
200 S. Wacker Drive           January, 2003 - present         1989 - January, 2003
Chicago, IL 60606
-------------------------------------------------------------------------------------------------------------------------
Kurt Locher                   Managing Director               Managing Director - Lehman Brothers Inc.
399 Park Avenue               January, 2003 - present         1995 - present
New York, NY  10019
-------------------------------------------------------------------------------------------------------------------------
James Rosenthal               Managing Director               Managing Director - Lehman Brothers Inc.
745 Seventh Avenue            January, 2003 - present         1999 - present
New York, NY  10022                                           Director - McKinsey & Company
                                                              1990 - 1999
-------------------------------------------------------------------------------------------------------------------------
Bruce Witherell               Managing Director               Managing Director - Lehman Brothers Inc.
399 Park Avenue               January, 2003 - present         1991 - present
New York, NY  10019
-------------------------------------------------------------------------------------------------------------------------

                                                                                                               APPENDIX B

                 DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF INVESTORS BANK & TRUST COMPANY - ADVISORY DIVISION

                             POSITIONS AND OFFICES WITH
NAME, ADDRESSES              ADVISER                        OTHER PRINCIPAL POSITION(S) HELD SINCE DECEMBER 31, 1997
---------------              ---------------------------    --------------------------------------------------------

Kevin J. Sheehan             Chairman & Chief Executive     Chairman & Chief Executive Officer - Investors Financial
200 Clarendon St.            Officer                        Services Corp. and Investors Bank & Trust Company
Boston, MA  02115            June 1995 - present            June 1995 - present
                                                            President - Investors Financial Services Corp. and Investors
                                                            Bank & Trust Company
                                                            June 1995 - August 2001
Michael F. Rogers            President                      President - Investors Financial Services Corp. and Investors
                             August 2001 - present          Bank & Trust Company
                                                            August 2001 - present
                                                            Executive Vice President - Investors Financial Services
                                                            Corp. and Investors Bank & Trust Company
                                                            September 1993 - August 2001
Paul J. Jasinski             Director                       Managing Director - Investors Bank & Trust Company
                             November 1996 - present        1990 - present

                                                                     APPENDIX C

FUND                                        TOTAL SHARES OUTSTANDING
                                                AS OF RECORD DATE


Merrimac Cash Series                             3,306,255,351.87

Merrimac U.S. Government Series                    578,859,473.22

                                                                     APPENDIX D

                 BENEFICIAL OWNERS OF MORE THAN 5% OF THE FUNDS


As of June 30, 2003, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of the Funds specified:


                                 NAME AND ADDRESS OF              NATURE OF             PERCENT
    TITLE OF CLASS                BENEFICIAL OWNER                BENEFICIAL         OF PORTFOLIO
    --------------                ----------------                OWNERSHIP          ------------
                                                                  ---------

Cash Series -             State of Iowa Treasurer's Office     Direct Ownership          9.54%
Premium Class                   Des Moines, IA 50319

                           Lumbermans Mutual Casualty Co.      Direct Ownership          7.87%
                                    1 Kemper Dr.
                               Attn: Investments 135E
                                Long Grove, IL 60049

                                   SEI Trust Co.               Direct Ownership          6.37%
                                 C/o Treasury Point
                                1 Freedom Valley Rd.
                                   Oaks, PA 19460

                                    PG&E Company               Direct Ownership          6.35%
                              One Market Square Tower
                                     Suite 400
                              San Francisco, CA 94105

                          Kemper Commercial Insurance Co.      Direct Ownership          5.77%
                               Attn: Investments 135E
                                Long Grove, IL 60049

Cash Series -                Christian Science Custody         Direct Ownership         67.44%
Institutional Class        C/o Investors Bank & Trust Co.
                                   P.O. Box 9130
                                  Boston, MA 02117

                                  Saturn & Company             Direct Ownership         31.59%
                           C/o Investors Bank & Trust Co.
                                   P.O. Box 9130
                                  Boston, MA 02117


Cash Series-                      Saturn & Company             Direct Ownership          100%
Investment Class           C/o Investors Bank & Trust Co.
                                   P.O. Box 9130
                                  Boston, MA 02117

Cash Series-                  Funds Distributors, Inc.         Direct Ownership          100%
Reserve Class               60 State Street, Suite 1300
                                  Boston, MA 02109

Cash Series-                  Funds Distributors, Inc.         Direct Ownership          100%
Adviser Class               60 State Street, Suite 1300
                                  Boston, MA 02109


U.S. Government                   Maril & Company              Direct Ownership          100%
Series -                     Attn: ACM/Fund Accounting
Premium Class             1000 N. Water Street, 14th floor
                                Milwaukee, WI 53202


U.S. Government               Funds Distributors, Inc.         Direct Ownership          100%
Series-                     60 State Street, Suite 1300
Institutional Class               Boston, MA 02109

U.S. Government                   Saturn & Company             Direct Ownership          100%
Series-                    C/o Investors Bank & Trust Co.
Investment Class                   P.O. Box 9130
                                  Boston, MA 02117

U.S. Government               Funds Distributors, Inc.         Direct Ownership          100%
Series-                     60 State Street, Suite 1300
Reserve Class                     Boston, MA 02109

U.S. Government               Funds Distributors, Inc.         Direct Ownership          100%
Series-                     60 State Street, Suite 1300
Adviser Class                     Boston, MA 02109

             MERRIMAC CASH SERIES & MERRIMAC U.S. GOVERNMENT SERIES
                       (EACH A SERIES OF MERRIMAC SERIES)
                              200 CLARENDON STREET
                             BOSTON, MASSACHUSETTS
                                     02116

             THIS SOLICITATION IS MADE ON BEHALF OF THE TRUSTEES OF
                                MERRIMAC SERIES


        The undersigned appoints Paul J. Jasinski, John F. Pyne and Susan C. Mosher and each of them, with full power of substitution, as attorneys and proxies of the undersigned, and does thereby request that the votes attributable to the undersigned be cast at the Special Meeting of Shareholders of the Merrimac Cash Series and Merrimac U.S. Government Series (each a separate series of Merrimac Series (the "Series")) to be held at 10 a.m., Eastern Time on Thursday, September 16, 2003, at 200 Clarendon Street, Boston, Massachusetts, and at any adjournment thereof.

-------------------------------------------------------------------------------

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BELOW. IF NO DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH PROPOSAL BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENTS THEREOF.

THE BOARD OF TRUSTEES OF THE SERIES RECOMMEND A VOTE FOR EACH OF THE PROPOSALS.


PLEASE VOTE BY CHECKING YOUR RESPONSE.


MERRIMAC CASH SERIES
PROPOSAL 1
Approval of an Investment Sub-Adviser     FOR [ ]    AGAINST [ ]     ABSTAIN[ ]
Agreement between Investors Bank &
Trust Company - Advisory Division and
Lincoln Capital Fixed Income
Management Company, LLC

PROPOSAL 2
Approval of a "Manager-of-Managers"       FOR [ ]    AGAINST [ ]     ABSTAIN[ ]
Arrangement for the Fund

MERRIMAC U.S. GOVERNMENT SERIES
PROPOSAL 1
Approval of an Investment Sub-Adviser     FOR [ ]    AGAINST [ ]     ABSTAIN[ ]
Agreement between Investors Bank &
Trust Company - Advisory Division and
Lincoln Capital Fixed Income
Management Company, LLC

PROPOSAL 2
Approval of a "Manager-of-Managers"       FOR [ ]    AGAINST [ ]     ABSTAIN[ ]
Arrangement for the Fund

                                                     (PLEASE SIGN BACK OF CARD)

TOTAL SHARES ATTRIBUTABLE TO THE UNDERSIGNED: ______


                                          Note: The undersigned hereby
                                          acknowledges receipt of the Notice of
PLEASE VOTE, DATE, SIGN EXACTLY AS        Meeting and Proxy Statement and
YOUR NAME APPEARS ON THIS CARD, AND       revokes any proxy heretofore given
RETURN THIS FORM IN THE ENCLOSED          with respect to the votes covered by
SELF-ADDRESSED ENVELOPE.                  this proxy.




Dated: _______________________, 2003      -------------------------------------
                                          Signature


                                          -------------------------------------
                                          Signature If Jointly Held